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                                                                  Exhibit 10.02


                              AMENDED AND RESTATED
                          GENERAL DEVELOPMENT AGREEMENT

                                      AMONG

                       RIVERGATE DEVELOPMENT CORPORATION,

                           JAZZ CASINO COMPANY, L.L.C.

                                       AND

                               CITY OF NEW ORLEANS

                                  as Intervenor


                                October 29, 1998



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
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                                TABLE OF CONTENTS
                                                                                                               Page

ARTICLE I. DEFINITIONS............................................................................................2
         1.1. Definitions.........................................................................................2
         1.2. Use of Words and Phrases...........................................................................16
         1.3. Louisiana Statutes.................................................................................16

ARTICLE II. GENERAL PROVISIONS...................................................................................16
         2.1. Purpose............................................................................................16
         2.2. Findings...........................................................................................16
         2.3. Intent.............................................................................................17
         2.4. Tenant's Proposal and the Development..............................................................17
         2.5. Tenant's Development Obligations...................................................................17
         2.6. Narrative Description of the Casino................................................................17
         2.7. Off Site Improvements Narrative Description........................................................20
         2.8. Poydras Street Support Facility Narrative Description..............................................20
         2.9. Employee and Bus Parking Narrative Description.....................................................21
         2.10. Poydras Tunnel Area Narrative Description.........................................................22
         2.11. Integrated Complex................................................................................22
         2.12. Hard Construction Costs of the Improvements.......................................................22
         2.13. Project Completion................................................................................23
         2.14. Authorized Representative.........................................................................26
         2.15. Procedures for Approvals Provided by this GDA.....................................................26
         2.16. Prompt Responses..................................................................................26
         2.17. Transportation and Utility Improvements or Relocation.............................................27
         2.18. Quality of Work and Materials.....................................................................27
         2.19. Amended Descriptions..............................................................................27

ARTICLE III. MATTERS AS TO TIME..................................................................................28
         3.1. Nature of Agreement................................................................................28
         3.2. Certain Dates......................................................................................28

ARTICLE IV. DESIGN DOCUMENTS; PERMITS............................................................................28
         4.1. Preparation and Submission of Design Documents.....................................................28
         4.2. Design Documents...................................................................................29
         4.3. Review and Approval of Design Documents............................................................30
         4.4. Architect(s) and Consultants.......................................................................32

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         4.5. RDC Not Responsible for Design Documents...........................................................33
         4.6. Permits............................................................................................33
         4.7. Development Services...............................................................................35
         4.8. Model..............................................................................................36
         4.9. Presentation Illustrations.........................................................................36
         4.10. Presentation Site Plans...........................................................................36

ARTICLE V. FINANCING.............................................................................................37
         5.1. Financing..........................................................................................37

ARTICLE VI. SITE MATTERS.........................................................................................37
         6.1. Geotechnical Subsurface and Soil Investigation.....................................................37

ARTICLE VII. CONSTRUCTION PHASE..................................................................................38
         7.1. General............................................................................................38
         7.2. Performance of the Work............................................................................38
         7.3. Construction Schedule..............................................................................42
         7.4. Notice to Proceed..................................................................................42
         7.5. Commencement of the Work...........................................................................43
         7.6. Contractor; Subcontractors.........................................................................43
         7.7. Bond...............................................................................................44
         7.8. Claims and Liens...................................................................................45
         7.9. Inspection.........................................................................................45
         7.10. Protection of the Work............................................................................47
         7.11. Minor Changes to the Work.........................................................................47
         7.12. Change Orders.....................................................................................47
         7.13. Substantial Completion Inspection.................................................................48
         7.14. Final Inspection..................................................................................48
         7.15. Construction Matters..............................................................................49

ARTICLE VIII.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF TENANT...............................................52
         8.1. Representations and Warranties of Tenant...........................................................52

ARTICLE IX. REPRESENTATIONS, WARRANTIES AND COVENANTS OF RDC.....................................................53
         9.1. Representations and Warranties.....................................................................53


                                       ii


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ARTICLE X. TERMINATION...........................................................................................53
         10.1. Termination.......................................................................................53

ARTICLE XI. COMPLETION GUARANTEE; SURETY BOND....................................................................54
         11.1. Completion Guarantee; Surety Bond.................................................................54

ARTICLE XII. EXTENSIONS OF TIME..................................................................................55
         12.1. Application for Extension of Time.................................................................55
         12.2. Force Majeure.....................................................................................55
         12.3. Force Majeure Delays..............................................................................56
         12.4. Injunction Delays.................................................................................57
         12.5. RDC Delay.........................................................................................58
         12.6. Approval of Delay.................................................................................58

ARTICLE XIII. NON-DISCRIMINATION; OPEN ACCESS PROGRAM; INSURANCE.................................................58
         13.1. Non-Discrimination................................................................................58
         13.2. Open Access Program...............................................................................58
         13.3. Insurance.........................................................................................58

ARTICLE XIV. MISCELLANEOUS.......................................................................................58
         14.1. Assignment........................................................................................58
         14.2. Notices...........................................................................................59
         14.3. Non-Action on Failure to Observe Provisions of this GDA...........................................59
         14.4. Severability......................................................................................59
         14.5. Applicable Law and Construction...................................................................59
         14.6. Submission to Jurisdiction........................................................................59
         14.7. Estoppel Certificates.............................................................................60
         14.8. Complete Agreement................................................................................60
         14.9. Holidays..........................................................................................60
         14.10. Exhibits.........................................................................................61
         14.11. No Brokers.......................................................................................61
         14.12. Independent Contractors..........................................................................61
         14.13. Governmental Authorities.........................................................................61
         14.14. Technical Amendments.............................................................................61
         14.15. Unlawful Provisions Deemed Stricken..............................................................62
         14.16. No Liability for Approvals and Inspections.......................................................62


                                      iii

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         14.17. Consents or Approval.............................................................................62
         14.18. Intervention by City.............................................................................62
         14.19. Effectiveness....................................................................................63
         14.20. Disclaimer of Representations and Prohibited Reliance............................................63

Exhibits
--------

Exhibit A                    Traffic Signalization and Intersection Improvements (Section 2.17(b))
Exhibit B                    Completion Guarantee (Section 11.1)
Exhibit C                    Surety Bond (Section 11.1)
Exhibit D                    Construction Bonds (Section 7.7(b))

                              AMENDED AND RESTATED
                          GENERAL DEVELOPMENT AGREEMENT

         THIS AMENDED AND RESTATED GENERAL DEVELOPMENT AGREEMENT (the "GDA") is executed as of this 29th day of October, 1998 by and among the RIVERGATE DEVELOPMENT CORPORATION, a Louisiana corporation ("RDC"), JAZZ CASINO COMPANY, L.L.C., a Louisiana limited liability company, having its principal place of business in the State of Louisiana ("Tenant") and the CITY OF NEW ORLEANS, as Intervenor (the "City"). This GDA amends in its entirety that certain Amended General Development Agreement dated March 15, 1994 (the "Initial GDA") by and between RDC and Harrah's Jazz Company, a Louisiana general partnership ("Harrah's Jazz Company"), and the City.

                              W I T N E S S E T H:

                  WHEREAS, Harrah's Jazz Company filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on November 22, 1995 in the United States Bankruptcy Court for the Eastern District of Louisiana (the "Bankruptcy Court"), Case No. 95-14545;

                  WHEREAS, the Bankruptcy Court has confirmed a Third Amended Joint Plan of Reorganization, as modified through December 10, 1997, under Chapter 11 of the United States Bankruptcy Code as submitted by Harrah's Jazz Company and certain other parties (the "Plan");

                  WHEREAS, as contemplated by the Plan, Tenant is succeeding to all rights and obligations of Harrah's Jazz Company under the Initial GDA;

                  WHEREAS, as of August 15, 1996, Harrah's Jazz Company, RDC, and the City entered into that certain Agreement Regarding Modifications and Related Agreements in Respect of Amended and Restated Canal Street Casino Lease, Termination of Basin Street Casino Lease, Amended and Restated General Development Agreement, the Conditional Use Ordinances and other Regulatory Matters (the "City Agreement"), requiring, among other things, the amendment and restatement of certain terms of the Initial GDA as of the effective date of the Plan (the "Plan Effective Date") in accordance with the terms hereof;

                  WHEREAS, construction of the Development (as defined below) was halted during the pendency of Harrah's Jazz Company's bankruptcy proceedings, and thereafter is to recommence;

                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and in the Lease (as defined below), the parties hereby agree as follows:

                                   ARTICLE I.


                                   DEFINITIONS
         1.1.     Definitions

                  (a) The terms defined in this Article I shall have the following meanings for purposes of this GDA when initially capitalized herein:

                           (1) "Addenda" means changes in the Design Documents
                  for a Component or Phase of the Development made prior to the execution of a Contractor Agreement therefor.

                           (2) "Architect" means an architectural firm retained
                  by Tenant to prepare Design Documents and perform other Design Services.

                           (3) "Architect Agreement" means an agreement between
                  Tenant and an Architect for the performance of Design
                  Services.

                           (4) "Architect of Record" for a Component means the
                  Architect with ultimate responsibility for preparation of the Design Documents and for providing Design Services for the Component or Phase of the Development.

                           (5) "Authorized Representative" means Tenant's
                  Representative or the RDC Project Manager, as appropriate.

                           (6) "Bankruptcy Court" has the meaning set forth in
                  the recitals hereto.

                           (7) "Business Days" means all weekdays except
                  Saturday and Sunday and those that are official legal holidays of the City, the

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                  State of Louisiana or the United States. Unless specifically stated as "Business Days" a reference to "days" means calendar days.

                           (8) "Casino" means all the Improvements on the Casino
                  Premises when and as developed.

                           (9) "Casino Manager/Operator" means Harrah's New
                  Orleans Management Company, a Nevada corporation.

                           (10) "Casino - Phase I" shall mean the first phase of
                  development and construction of the Development pursuant to the Plan and in accordance with the Plans and Specifications consisting of a minimum of one hundred thousand (100,000) square feet of Net Gaming Space, approximately fifteen thousand (15,000) square feet of multi-function, special event and meeting room space on the first floor of the Casino, a two hundred fifty (250) seat buffet on the first floor of the Casino, the Employee and Bus Parking Support Facility, the Poydras Tunnel Area, the Poydras Street Support Facility, and Landscape Improvements.

                           (11) "Casino Premises" has the meaning set forth in
                  the Lease.

                           (12) "Centex Construction Agreement" shall mean that
                  certain Construction Agreement between Tenant and Centex Landis Construction Co., Inc. ("Centex Landis"), as amended by that certain Settlement Agreement between Tenant and Centex Landis dated as of November 25, 1996 pursuant to which the Casino is being constructed, as further amended in accordance with the Plan.

                           (13) "Change Order" means a written order issued
                  during the Construction Phase of any Component or any Phase of the Development authorizing a change in the Work with respect thereto, and, if appropriate, any adjustment in the Schedules and costs related thereto.

                           (14) "City" has the meaning set forth in the
                  preamble.

                           (15) "City Lease" has the meaning set forth in the
                  Lease.

                           (16) "Commencement Date" for a Component and each
                  Phase of the Development means the date of commencement of the Work with respect thereto.

                           (17) "Completion," "Completed" or "Substantial
                  Completion" means for a Component and each Phase of the Development the completion of the Work with respect thereto (excluding Substantial Completion Punch List Items) without material deviation from the Design Documents, as evidenced by
                  (i) the issuance of a temporary certificate of occupancy by the City or other appropriate Governmental Authority and (ii) certification by Tenant, RDC and the Architect of Record for the Component or Phase of the Development that the Work with respect thereto is substantially complete so that the Component or Phase of the Development can be occupied and used for its intended purposes.

                           (18) "Completion Date" or "Substantial Completion
                  Date" means for a Component or Phase of the Development the date of Substantial Completion thereof.

                           (19) "Completion Inspection" or "Substantial
                  Completion Inspection" for a Component or Phase of the Development means the inspection of that Component or Phase of the Development by the Architect of Record, Tenant and RDC pursuant to Section 7.13 of this GDA.

                           (20) "Component" means the individual components
                  comprising the Development, which are the Casino, the Poydras Tunnel Area, the Poydras Street Support Facility, the Employee and Bus Parking Support Facility, Landscape Improvements and other facilities that may be added as Components by amendment to this GDA.

                           (21) "Contract Documents" for a Component or Phase of
                  the Development means the Architect Agreement(s), the Contractor Agreement(s) and the Construction Documents therefor.

                           (22) "Construction Documents" for a Component or
                  Phase of the Development means the drawings and specifications, including Addenda and Change Orders, for the Component or Phase of the Development to be prepared by the Architect(s therefor which shall be in sufficient detail for review by the City or other appropriate Governmental Authority as necessary for the issuance of a building permit and for construction of the Component or Phase of the Development.

                           (23) "Construction Phase" with respect to a Component
                  or Phase of the Development means the period of time beginning on the Commencement Date therefor and ending on the Substantial Completion Date therefor.

                           (24) "Construction Schedule" means the schedule that
                  outlines the events and time periods necessary for the construction of each Component and Phase of the Development, as the same may be modified or adjusted in accordance with this GDA.

                           (25) "Consultants" means the Architect, engineers,
                  planners and other consultants retained by Tenant to perform Development Services and Design Services, not including any Contractor or subcontractor.

                           (26) "Contractor" means one or more firms licensed as
                  a contractor in the State of Louisiana, approved by RDC (which approval shall not be unreasonably withheld, delayed or Financially Conditioned (as defined in the Lease) registered with the City or Parish as required by applicable law, bonded to the extent required by applicable law and this GDA and hired by Tenant pursuant to a Contractor Agreement, to construct all or part of the Development.

                           (27) "Contractor Agreement" means an agreement
                  between Tenant and a Contractor for construction of all or part of the Development.

                           (28) "Design Development Documents" for a Component
                  or Phase of the Development means the intermediate level plans, drawings and specifications for the Component to be prepared by the Architect(s) and other Consultants that set forth the requirements for the construction of the Component or Phase of the Development in sufficient detail to establish the size and character of the Component or Phase of the Development, including architectural, structural, mechanical and electrical systems, materials and other elements.

                           (29) "Design Documents" for a Component or Phase of
                  the Development means, collectively, the Schematic Design Documents, the Design Development Documents and the Construction Documents therefor.

                           (30) "Design Phase" for a Component or Phase of the
                  Development means the period of time during which the Design Documents therefor are prepared by the Architect(s) and other Consultants. The Design Phase for a Component or Phase of the Development may overlap with the Construction Phase therefor.

                           (31) "Design Services" for a Component or Phase of
                  the Development means those services to be provided by the Architect(s) and other Consultants in connection with the design of the Component or Phase of the Development and the periodic inspections, reviews, approvals, disapprovals of the Work relating thereto and any other services customarily performed by an architect or design consultants.

                           (32) "Development" has the meaning set forth in the
                  Lease.

                           (33) "Development Commencement Date" means the first
                  of the Commencement Dates of all Components and Phases of the Development.

                           (34) "Development Completion Date" means the last of
                  the Final Completion Dates of all Components and Phases of the Development.

                           (35) "Development Schedule" means the schedule
                  outlining the events and estimated time periods necessary for the completion of all elements related to the Development including but not limited to design, permitting, equipment and material deliveries, financing, construction and completion of each Component and Phase of the Development, as the same may be modified or adjusted in accordance with this GDA. The Development Schedule may include and supersede the Construction Schedule, if mutually agreed upon between RDC and Tenant, both parties agreeing to be reasonable.

                           (36) "Development Services" for a Component or Phase
                  of the Development means all services required to be performed or procured by Tenant for such Component or Phase of the Development under this GDA other than the Design Services and the Work therefor.

                           (37) "Employee and Bus Parking Support Facility"
                  means the Improvements on the Employee and Bus Parking Support Facility Premises or the business and operations conducted thereon, as the context may require.

                           (38) "Employee and Bus Parking Support Facility
                  Premises" has the meaning set forth in the Lease.

                           (39) "Environmental Assessment" shall mean that
                  certain environmental assessment prepared by W.D. Scott Group, Inc. dated March 26, 1993.

                           (40) "Environmental Laws" mean any applicable laws
                  pertaining to health or the environment including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, as hereafter amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Hazardous and Solid Waste Amendments of 1984, as hereafter amended ("RCRA"), the Federal Water Pollution Control Act, as now or hereafter amended ("WPCA"), and any laws of the State of Louisiana, or any subdivision thereof, relating to the presence of, removal, spill, release, leaking, or disposal of oil, petroleum, toxic pollutants, solid waste or other hazardous substances. The terms "hazardous substance" and "release" shall have the meanings specified in CERCLA and RCRA; the term "solid waste" and "disposal," or "disposed," shall have the meanings specified in RCRA; the terms "oil," "petroleum," and "toxic pollutant" shall have the meanings specified in WPCA and RCRA; provided that, to the extent that the Laws of the State of Louisiana, as currently enacted or hereafter amended, establish a meaning for "oil," "petroleum," "toxic pollutant," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either CERCLA, RCRA, or WPCA such broader meaning shall apply.

                           (41) "Estimated Opening Date" means the projected
                  opening date of each Component and each portion of the Development which is the subject of a Phase, as set forth in the Construction Schedule and/or the Development Schedule.

                           (42) "Execution Date" means the date as of which this
                  GDA is executed and delivered by the parties hereto as set forth in the preamble hereof and the Plan Effective Date has occurred.

                           (43) "Exhibits" means those agreements, diagrams,
                  drawings, specifications, instruments, forms of instruments, and other documents attached hereto on the date hereof or added to this GDA and designated as exhibits to, and incorporated in and made a part of, this GDA.

                           (44) "FF&E" means all furniture, furnishings,
                  equipment and fixtures (including but not limited to gaming devices) necessary for the conducting of gaming operations at the Casino.

                           (45) "Final Completion" for a Component or Phase of
                  the Development means the time when all Work for the Component or Phase of the Development has been Completed (including Substantial Completion Punch List Items) as evidenced by a certification to that effect by Tenant, RDC and the Architect of Record for the Component or Phase of the Development.

                           (46) "Final Completion Date" for a Component or Phase
                  of the Development means the date of Final Completion of the Component or Phase of the Development.

                           (47) "Final Inspection" of a Component or Phase of
                  the Development means the inspection of the Component or Phase of the Development by the Architect of Record, Tenant and RDC pursuant to Section 7.14 of this GDA.

                           (48) "Force Majeure" means those events described in
                  Section 12.2.

                           (49) "Gaming Authorities" has the meaning set forth
                  in the Lease.

                           (50) "GDA" means this Amended and Restated General
                  Development Agreement including all exhibits hereto, as the same may be amended, modified, restated or supplemented from time to time.

                           (51) "Governmental Authority" or "Governmental
                  Authorities" means any federal, state, parish or municipal governmental authority, including all executive, legislative, judicial and administrative bodies thereof.

                           (52) "Governmental Requirements" means all laws,
                  ordinances, statutes, zoning requirements and agreements of any Governmental Authority that are applicable to the acquisition, remediation, renovation, demolition, development, construction and operation of the Development and the related Components including, without limitation, all required permits, approvals and any rules, guidelines or restrictions created or imposed by Governmental Authorities (including, without limitation, any Gaming Authorities).

                           (53) "Hard Construction Costs" means all costs and
                  expenses of Tenant for developing, designing and constructing the Improvements, including but not limited to payments under the Contractor Agreement(s), fees and expenses of the Architect(s) and other Consultants, overhead, and costs of bonds, insurance, permits, licenses and inspections, but excluding interest and other financing costs, legal fees and expenses and pre-opening and related marketing or advertising expenses.

                           (54) "Harrah's Jazz Company" has the meaning set
                  forth in the preamble.

                           (55) "Improvements" means any buildings, structures,
                  roads, roadways, mechanical devices, landscaping, facilities and appurtenances constructed and situated now or at any time thereafter upon the Leased Premises including, without limitation, any non-gaming development on the second floor of the Casino, but shall not include FF&E.

                           (56) "Initial GDA" has the meaning set forth in the
                  preamble.

                           (57) "Interior Leasable Space" means the floor area
                  located in the various Components available for lease to third parties for retail or service use when and as developed.

                           (58) "Landscape Improvements" are the improvements to
                  be constructed on certain portions of the Leased Premises.

                           (59) "Lease" means that certain Amended Lease
                  Agreement among Harrah's Jazz Company, RDC, and the City as intervenor dated as of March 15, 1994, as amended and restated by that certain Amended and Restated Lease Agreement of even date herewith by and among Tenant, RDC, and the City as intervenor, including all exhibits thereto, as the same may be amended, modified, restated or supplemented from time to time.

                           (60) "Leased Premises" has the meaning set forth in
                  the Lease.

                           (61) "Leasehold Mortgagee" has the meaning set forth
                  in the Lease.

                           (62) "Minimum FF&E" means not less than two thousand
                  (2,000) usable and non-obsolete slot machines and one hundred
                  (100) gaming tables and other furniture, furnishings, equipment and fixtures sufficient to conduct full gaming operations in one hundred thousand (100,000) square feet of Net Gaming Space in the Casino.

                           (63) "Net Gaming Space" means that area of the Casino
                  in which gaming activity takes place and does not include support, storage, entertainment, service and other such areas.

                           (64) "Notice to Proceed" for a Component or Phase
                  means the written notice given by RDC to Tenant to commence the Work for the

                  Component or Phase of the Development, as provided in Section
                  7.4 of this GDA.

                           (65) "Open Access Program" has the meaning set forth
                  in the Lease.

                           (66) "Open Access Plans" has the meaning set forth in
                  the Lease.

                           (67) "Parish" means Orleans Parish, Louisiana.

                           (68) "Permits" means all licenses, permits,
                  approvals, consents and authorizations that Tenant is required to obtain from any Governmental Authority to perform and carry out its obligations under this GDA including but not limited to permits and licenses necessary to demolish, build, open, operate and occupy the Development or any portion thereof.

                           (69) "Person" shall mean any individual, partnership,
                  corporation, association, limited liability company or other entity, including but not limited to, any government or agency or subdivision thereof, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

                           (70) "Phase" shall mean, with respect to the
                  Development, each of, and "Phases" shall mean, with respect to the Development, all of, the Phase I and II Construction and any Subsequent Phase.

                           (71) "Phase I and II Construction" shall mean the
                  construction work for Casino Phase I and Second Floor Shell Construction - Phase II to be performed pursuant to the Centex Construction Agreement and the other Hard Construction Costs, including any work pursuant to any Change Orders approved pursuant to this GDA and the Centex Construction Agreement and including the installation of the Minimum FF&E but excluding any restoration or other work on the Municipal Auditorium, the close-in work performed by Centex Landis pursuant to that certain Close-In Agreement dated as of March 5, 1996, as approved by the Bankruptcy Court, and any other work performed prior to the date hereof.

                           (72) "Plan" has the meaning set forth in the recitals
                  hereto.

                           (73) "Plan Effective Date" has the meaning set forth
                  in the recitals hereto.

                           (74) "Plans and Specifications" means the Design
                  Documents and any other site plans, grading plans, construction drawings, surveys, materials, specifications, architectural plans and drawings, design drawings, construction drawings, elevations, construction models, engineering plans and drawings, approved plats and other plans, drawings, studies or reports required for the construction of the Development.

                           (75) "Poydras Street Support Facility" means the
                  Improvements on the Poydras Street Support Facility Premises or the business and operations conducted thereon, as the context may require.

                           (76) "Poydras Street Support Facility Premises" has
                  the meaning set forth in the Lease.

                           (77) "Poydras Tunnel Area" has the meaning set forth
                  in the Lease.

                           (78) "Project Area" means the Leased Premises,
                  staging areas, and temporary construction servitudes (if any), provided for construction of the Development.

                           (79) "RDC" is the public benefit corporation formed
                  on the 7th day of April, 1993 by virtue of Louisiana Revised Statutes 12:201-269 and 41:1212(G), and Ordinance No. 15,777,
                  adopted by the Council of the City of New Orleans on April 1, 1993.

                           (80) "RDC Delay" means any period of time during
                  which the performance by Tenant of any of its duties and obligations under this GDA is delayed by the act, failure to act or neglect of RDC, or any employee, agent or other representative of RDC, or any separate contractor employed by RDC, by changes in the Work required by RDC, or by any other event or circumstance which constitutes or is deemed to be an RDC Delay in accordance with the specific terms and provisions of this GDA. An RDC Delay shall not include any period of time provided in this GDA for the exercise by RDC of a right or privilege granted by this GDA or any delay caused by Force Majeure.

                           (81) "RDC Project Manager Expenses" shall have the
                  meaning set forth in Section 7.2(a)(8) of this GDA.

                           (82) "RDC Project Manager" means the Person retained
                  by RDC to be its duly designated, official and Authorized Representative and to represent RDC in all matters pertaining to this GDA.

                           (83) "Scheduled Completion Date" with respect to a
                  Component or Phase of the Development means the date on which the Component or Phase of the Development is scheduled to be Completed, as set forth in Section 3.2 of this GDA.

                           (84) "Schedules" means the Working Development
                  Schedule, the Development Schedule and the Construction Schedule with respect to each Component and Phase of the Development.

                           (85) "Schematic Design Documents" for a Component or
                  Phase of the Development means a site plan, schematic designs, preliminary specifications and elevations prepared by the Architect(s) for the Component or Phase of the Development.

                           (86) "Second Floor Shell Construction - Phase II"
                  shall mean the second phase of development and construction of the Casino pursuant to the Plan and in accordance with the Plans and Specifications of the multi-purpose non-gaming development on the second floor of the Casino, which shall consist of shell construction of the second floor non-gaming space to make such space ready for non-gaming tenant improvements.

                           (87) "Site Mobilization" has same meaning as set
                  forth in the Lease.

                           (88) "Site Preparation Work" means the following
                  actions with respect to the Leased Premises, as required: (a) demolition and removal of structures; (b) demolition and removal of surface paving and sidewalks; (c) removal of underground and overhead utility facilities, and capping of any remaining lines at the property lines of the Leased Premises (including without limitation the removal of all sanitary sewer, storm and drainage facilities);
                  (d) removal and abatement of all toxic or hazardous substances, materials or wastes disclosed by the Environmental Assessment, including without limitation all contaminated soil if any and (e) grading of the Leased Premises to be level with the adjacent property lines grades and proper compaction of all soils, including backfill.

                           (89) "Site Reactivation Date" means the first day
                  after the Execution Date when personnel and/or equipment first enter the Development for the purpose of preparing the property for construction of the Improvements required by the GDA; provided, however, preliminary or preparatory work shall not be considered site reactivation activities. The Site Reactivation Date shall be no later than thirty (30) days after the Execution Date.

                           (90) "Subsequent Phase" means any subsequent
                  development of the Development following Completion of the Phase I and II Construction, as Tenant may propose and undertake with Landlord's approval under this GDA.

                           (91) "Substantial Completion Punch List Items" for a
                  Component or Phase of the Development means the items of Work with respect thereto that are incomplete as of the Substantial Completion Date for that Component or Phase of the Development. "Substantial Completion Punch List" means the list of those items as contemplated by Section 7.13 of this GDA.

                           (92) "Supplemental Instruction" means a change to the
                  Construction Documents for a Component or Phase of the Development during the Construction Phase therefor, including minor changes necessary to clarify a specification or resolve a technical execution problem, as contemplated by Section 7.11(b) of this GDA.

                           (93) "Support Facilities" shall mean the Improvements
                  on the "Support Facilities Premises", as defined in the Lease, or the business and operations conducted thereon, as the context may require.

                           (94) "Tenant" means Jazz Casino Company, L.L.C., a
                  Louisiana limited liability company, having its principal place of business in the State of Louisiana, and its assigns or any successor in interest as may be permitted in the Lease.

                           (95) "Tenant Delay" means any period of time during
                  which the performance by Tenant of any of its duties and obligations under this GDA is delayed by the act, failure to act or neglect of Tenant, or any employee, agent or other representative of Tenant, or any separate contractor employed by Tenant, by changes in the Work required by Tenant or by any other event or circumstance which constitutes or is deemed to be a Tenant Delay in accordance with the specific terms and provisions of this GDA. Tenant Delay shall not include any period of time provided in this GDA for the exercise by Tenant of a right or privilege granted by this GDA, or any delay caused by Force Majeure.

                           (96) "Tenant's Representative" means the Person
                  employed or retained by Tenant to be its duly designated, official and Authorized Representative and to represent Tenant in all matters pertaining to this GDA.

                           (97) "Termination Date" means the date that this GDA
                  is terminated pursuant to Section 10.1 of this GDA.

                           (98) "Work" means the construction of the
                  Improvements in accordance with the Construction Documents for any Component or Phase of the Development, and includes labor, materials and equipment to be furnished by a Contractor or subcontractor pursuant to a Contractor Agreement. The Work shall include the Site Preparation Work.

                           (99) "Working Development Schedule" means the
                  schedule to be prepared by Tenant outlining the events and estimated time periods necessary for the completion of the Site Preparation Work and the significant milestones for design, permitting, construction and completion of each Component and each Phase of the Development, including revisions and adjustments as provided by the terms of this GDA. The Working Development Schedule for each Component and each Phase of the Development is an intermediate schedule and will be superseded by the Development Schedule therefor and the Construction Schedule therefor, when those schedules are prepared.

                  (b) Any other initially capitalized terms defined within the text of this GDA shall have the meaning set forth therein for purposes of this GDA.

                  (c) Any other initially capitalized terms used in this GDA and not defined herein shall, for purposes of this GDA, have the meaning set forth in the Lease.

         1.2. Use of Words and Phrases. Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. "Herein," "hereby," hereunder," hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this GDA and not solely to the particular portion thereof in which any such word is used.

         1.3. Louisiana Statutes. All references herein to statutes are to the Louisiana Revised Statutes, as amended.

                                   ARTICLE II.
                               GENERAL PROVISIONS
         2.1.     Purpose.  The purpose of this GDA is:

                  (a) To set forth the relationship between Tenant and RDC, the respective duties, responsibilities and obligations of each and the procedures to be followed relating to the design and construction of the Development; and

                  (b) To provide a means by which the Development can be designed, constructed and completed by Tenant, with the cooperation of RDC, and for the coordination of efforts on the part of each to ensure the timely and expedited construction and Completion of the Development.

         2.2. Findings. RDC does hereby ascertain, determine, declare and find, and Tenant does hereby acknowledge, that:

                  (a) The Development is appropriate to the needs and circumstances of the City and will provide or preserve gainful employment for citizens of the City, make a significant contribution to the economic growth of the City and serve a public purpose by, among other things, advancing economic prosperity.

                  (b) The Development furthers the interests of the City and RDC.

         2.3.     Intent.  It is the intent of the parties to this GDA that:

                  (a) The Development is to be accomplished by Tenant as provided herein.

                  (b) This GDA sets forth the duties, obligations, rights and responsibilities of RDC and Tenant with respect to the development, design and construction of the Development.

                  (c) RDC and Tenant will cooperate and work together to the extent reasonably necessary to accomplish the mutual intent of the parties that the Development be successfully completed as expeditiously as is reasonably possible.

         2.4. Tenant's Proposal and the Development. The Development is in the best interests of the City and RDC and is consistent with and furthers the objectives of RDC.

         2.5. Tenant's Development Obligations. Tenant shall diligently prosecute or cause to be prosecuted to Completion the Development Services, the Design Services, the Site Preparation Work, the Phase I and II Construction and any other Work for all the Components and Phases of the Development, subject to and in accordance with the terms of this GDA. The following narrative descriptions of each of the Components and the Phases of the Development are a summary of the development plans as of the Execution Date. In any conflict between the Design Documents and the narrative descriptions set forth below, the Design Documents shall prevail.

         2.6. Narrative Description of the Casino. Tenant agrees to construct the Casino, a building capturing New Orleans architectural history and heritage on the Casino Premises, which will include up to approximately one hundred thirty thousand (130,000) square feet of Net Gaming Space if certain conditions are met, but in no event less than one hundred thousand (100,000) square feet of Net Gaming Space, a two hundred fifty (250) seat buffet on the first floor of the

Casino and space for tenant improvement and build out for non-gaming purposes on the second floor of the Casino. Casino - Phase I will result in the completion of that portion of the Casino consisting of a minimum of one hundred thousand (100,000) square feet of Net Gaming Space, approximately fifteen thousand (15,000) square feet of multi-function, special event and meeting room space on the first floor of the Casino, parking garages, the Poydras Tunnel Area, and the two hundred fifty (250) seat buffet on the first floor of the Casino. Second Floor Shell Construction - Phase II will result in the completion of that portion of the Casino consisting of shell construction of multi-purpose non-gaming space on the second floor of the Casino that is to be ready for tenant improvement and build out following the completion of Casino - Phase I. The Subsequent Phases will consist of any subsequent development of the Casino following Casino - Phase I and Second Floor Shell Construction - Phase II as Tenant may propose and undertake with Landlord's approvals under this GDA. The Casino's footprint will occupy approximately two hundred eleven thousand (211,000) square feet of the approximately three hundred five thousand (305,000) square foot Casino Premises, providing a relationship of curb to building which recognizes a desire for continuing the urban ambiance of the City, but which also recognizes the need for relief from the solidity and hardness of building materials through the introduction of green space and landscaped areas.

         The building will have four floors, two above grade and two below grade. The two above grade floors will be new construction erected on the site of the former Rivergate Exhibition Hall ground level floor. The two below grade floors will be comprised of the existing below grade levels of the Rivergate Exhibition Hall building plus the abandoned Riverfront expressway tunnel. These areas will be renovated to provide valet parking, back of house and Casino support areas. The former Rivergate Exhibition Hall building has been demolished to its current first floor slab level.

         The first floor of the building will be at the same elevation as the former Rivergate Exhibition Hall ground floor, or approximately eight (8) feet above existing grade. This floor will contain entry lobbies, the themed main atrium area, retail area, concession areas, the special event area, food service area, lounges, restrooms, and no less than one hundred thousand (100,000) square feet of Net Gaming Space. The second level, or the mezzanine floor, will be at an elevation twenty-four (24) feet or twenty (20) feet above the first floor grade. This level will contain approximately one hundred fifty thousand (150,000) square feet of multi-purpose non-gaming space. A central atrium one hundred twenty (120) feet square and approximately sixty (60) feet high will provide a striking visual focal point from each of the main entrances to the Casino.

         The two levels below grade will provide parking for approximately four hundred (400) to five hundred (500) cars plus one hundred forty-five thousand (145,000) square feet of back of house and Casino support areas including loading docks, Casino offices, hard count, soft count, employee locker rooms, employee dining, uniform storage and warehousing, and central mechanical and electrical systems. The loading dock will be located in the lower basement. The parking space areas will be primarily used for valet parking and secondarily used for Casino patron parking.

         The Casino will provide four separate distinct entrances for guests providing access from each of the streets surrounding the Casino. Each facade will be a finished elevation. The South Peters Street elevation will have minor interruptions created by the two entrance and exit areas to the below grade parking and Casino service areas. The main entrance to the Casino will be at the intersection of Canal and South Peters Streets. This entrance will be a featured pedestrian entrance which will reinforce the established pedestrian patterns. It will be designed to be a pedestrian only entrance so guests will not cross paths with autos, limos, and taxis. The pedestrian character of this important intersection will be articulated by the creation of an expansive plaza with decorative paving patterns and landscape treatment.

         A vehicular entrance will anchor the lower end of Canal Street near its intersection with Convention Center Boulevard. This entrance will feature a monumentally scaled porte cochere with a five lane access drive. This drive will cross the Casino Premises diagonally across the corner formed by Canal Street and Convention Center Boulevard.

         The other two entrances will be located at the corner of Poydras Street and Convention Center Boulevard, and on South Peters near Poydras Street, and will serve Poydras Street and South Peters Street respectively. A bus staging area for the Casino will be provided in the Poydras Street Support Facility.

         Each of the four Casino entrances will lead the patron into the Casino, which will be highlighted by distinctively themed gaming areas, clustered around the central atrium located below the building's domed roof. Each of the themed gaming areas will be distinctively unique in their decor, and each will emphasize traditional Louisiana and New Orleans heritage. Main circulation aisles will dissect the building into these unique areas. The potentially intimidating size of the interior of the building will be reduced to comfortable proportion space by these main aisles. Ceiling heights at the first floor level will be primarily fifteen (15) feet above the floor, but will be interspersed with varying heights of up to forty-three (43) feet to provide a variety of decorative and spacious experiences.

         The building layout is organized to respond to the site and its surroundings. It responds to the urban architecture of downtown New Orleans encompassing the majority of the area surrounding the Casino Premises, but reduces the potential of creating an intimidating building form by providing green areas and landscaping around the perimeter of the Casino Premises. The four building facades will be composed of classical architectural elements culminating in exciting entrance porticos flanked at the Canal Street and Poydras Street entrances with finely scaled tower structures. Building facades will consist of materials indigenous to the New Orleans architectural environment and will include plaster, natural stones, and prefabricated elements composed to capture details and features reflecting the architecture of the New Orleans community. Windows and door openings will replicate traditional mullion patterns and contemporary materials.

         2.7. Off Site Improvements Narrative Description. Off site improvements will include upgrading of certain existing street lighting, additional new landscaping and distinctive sidewalk paving patterns in selected areas.

         2.8. Poydras Street Support Facility Narrative Description. The Poydras Street Support Facility will house parking and a bus staging area for the Casino, plus commercial space at the street level. The Poydras Street Support Facility is comprised of two parking structures, one bounded by Poydras Street, Convention Center Boulevard, Lafayette Street Mall and Fulton Street Mall ("Square Four"), and the second bounded by Convention Center Boulevard, Girod Street, Fulton Street Mall and Lafayette Street Mall ("Square Five").

         The Poydras Street Support Facility will provide for a maximum of one thousand five hundred fifty (1,550) parking spaces and approximately thirty-three thousand nine hundred (33,900) square feet of commercial space, twenty-four thousand eight hundred (24,800) square feet for a bus staging area, and ten thousand three hundred (10,300) square feet of lobby areas.

         The structure on Square Five will contain six (6) levels of above ground parking and will be sixty-nine (69) feet at its primary height with heights of architectural elements ranging up to seventy-five (75) feet, six (6) inches in height. The parking facility on Square Four will contain eleven (11) levels of parking and will range from a primary height of one hundred twelve
(112) feet to one hundred thirty-nine (139) feet for certain architectural elements. A tunnel under Poydras Street will connect the Square Four parking structure with the lower level of the Casino.

         The Square Five parking structure will house a bus staging area for the Casino which will contain space for five (5) buses. Buses using this facility will discharge and pick up patrons at scheduled times, but will not be allowed to park for extended periods at this location. Tour buses will be required to park at remote locations including the Employee Bus Parking and Support Facility described in Section 2.9 of this GDA.

         The architectural style of the Poydras Street Support Facility will complement the Casino and the adjacent warehouse district and Poydras Street architecture in both design and building massing. Access and egress for both parking facilities will be from Convention Center Boulevard.

         Elevators and stairs from the parking garages will all terminate at the street level near exits to the exterior of the building. Special vertical transportation will provide an option for guests to access the Poydras Street Tunnel Area going to the Casino.

         2.9. Employee and Bus Parking Narrative Description. Tenant will provide employee parking and bus staging areas at sites remote from the Casino. The remote employee parking will total at least one thousand (1,000) spaces, which will be located at the Employee and Bus Parking Support Facility Premises. Fifty (50) spaces for tour bus staging will be provided at the Employee and Bus Parking Support Facility Premises. The total parking provided at the Employee and Bus Parking Support Facility Premises will be in excess of that required for Casino employees and tour bus staging. The Employee and Bus Parking Support Facility Premises may also be the location for Casino employment offices, Casino employee training and limited Casino warehouse space.

         Remote parking areas will be landscaped and fenced to reflect both security needs as well as tasteful architectural settings.

         2.10. Poydras Tunnel Area Narrative Description. Tenant will construct an 18-foot wide by 8-foot high subterranean passageway between the Casino and the Poydras Street Support Facility to be used only as a passageway. This tunnel will provide employee and service passage to and from the Casino and the Poydras Street Support Facility, access and egress for the Casino for guests arriving from the Poydras Street Support Facility, and emergency exits from the Casino. The tunnel will be tastefully decorated in a manner providing a "sense of arrival" to the Casino.

         2.11. Integrated Complex. The Casino and the Support Facilities shall be designed as an integrated complex. The goal of the Development is that the buildings, landscaping and other pertinent improvements will blend together and join pleasantly with adjacent properties to create an elegant environment. The Development shall be consistent with the provisions, standards and requirements of applicable City codes, regulations or ordinances.

         2.12.    Hard Construction Costs of the Improvements

                  (a) Tenant represents and warrants that the total amount expended prior to the Execution Date for the Hard Construction Costs of the Improvements for the following items is not less than the following amounts:

Pre-petition Casino - Phase I, Second Floor                    $88,596,000
Shell Construction - Phase II,
and Poydras Street Tunnel Area
Poydras Street Support Facility                                $13,812,000

Casino close-in work                                           $8,500,000

Employee and Bus Parking Support Facility                      $3,000,000

Cure amounts payable to Centex Landis                          $34,000,000
on the Plan Effective Date

Poydras Street Support Facility cure                           $2,237,000
amounts payable on the Plan Effective Date

Other cure amounts payable on the Plan                         $3,200,000
Effective Date


Amounts expended during reorganization,                        $9,300,000
including remediation
         TOTAL                                                 $162,645,000

                  (b) Tenant represents and warrants that the remaining Hard Construction Costs of the Improvements as of July 31, 1998 is not more than $122,948,000.

                  (c) Tenant represents and warrants that upon the Completion of the Phase I and II Construction the Casino shall contain the Minimum FF&E.

                  (d) Exterior construction materials on the Casino and Support Facilities shall be of high quality.

         2.13. Project Completion (a) The Commencement Date for the Phase I and II Construction shall be the Site Reactivation Date. Notwithstanding the foregoing, the parties acknowledge that the Commencement Dates for the Poydras Street Support Facility, the Poydras Tunnel Area and the Employee and Bus Parking Support Facility have occurred and that the Commencement Date for the Landscape Improvements shall be within ninety (90) days of the Site Reactivation Date. Tenant shall diligently, expeditiously and continuously prosecute to Final Completion the Phase I and II Construction in accordance with the terms and conditions of this GDA, including (i) paying, or making satisfactory provision for the payment of, all costs to Complete the Phase I and II Construction and for all materialmen's claims, mechanics' liens or other claims, liens or claims for liens arising from the furnishing of labor, materials, supplies or equipment for the Phase I and II Construction and (ii) causing the expiration of all lien periods with respect to the Phase I and II Construction to occur without any liens or privileges arising from the furnishing of labor, materials, supplies or equipment for the Phase I and II Construction affecting or purporting to affect the Leased Premises remaining of record in Orleans Parish, Louisiana. The Completion Date for the Phase I and II Construction shall be on or before twelve
(12) months after the Plan Effective Date. Notwithstanding the foregoing, the parties acknowledge that the Completion Date for the Employee and Bus Parking Support Facility has occurred. During the continuance of any Force Majeure, the obligations of Tenant pursuant to this Section 2.13 shall be subject to adjustment pursuant to Section 12.3(a) of this GDA.

                  (b) RDC hereby approves and accepts the Commencement Dates and the Completion Dates for the Phase I and II Construction and each of the Components pursuant Sections 2.13(a) and (b) of this GDA. As the various Design Documents for these Components and Phases are prepared and approved, and as construction planning evolves, Tenant shall prepare the Working Development Schedule, the Development Schedule and the Construction Schedule for each of these Components and Phases and updated versions thereof as necessary. The Schedules for these Components and Phases shall reflect their respective Commencement Dates and Completion Dates. Any such Schedules for any Subsequent Phase shall be prepared, approved and accepted pursuant to the procedures set forth in this GDA at such time as may be agreed by Tenant and RDC.

                  (i) To enable the Development to be planned, scheduled and constructed in an orderly and expeditious manner, Tenant shall prepare and submit to RDC for its approval the initial version of the Schedules and updated versions thereof that are consistent with the status of the Development. The initial version of the Working Development Schedule for each Component and each Phase of the Development shall be delivered to RDC concurrently with the submission of the applicable Schematic Design Documents, and, if necessary, shall be revised and updated upon submission of the applicable Design Development Documents and the Construction Documents pursuant to Section 4.2 of this GDA.

                  (ii) Upon the occurrence of an event of Force Majeure, all Schedules shall be adjusted to reflect the additional time required for the performance of the duties or obligations of Tenant under this GDA as a result of such event; and, in the event of a delay caused by RDC, all Schedules shall be adjusted to reflect the additional time required for the performance of the duties or obligations of Tenant under this GDA as a result of such event.

                  (iii) In addition to adjustments pursuant to Section 2.13(b)(ii) of this GDA, the Schedules may be changed from time to time. Tenant punctually shall notify RDC of any such changes. Any such adjustment to the Schedules that affects the Development Completion Date must be submitted, in writing, to RDC for RDC's approval within fifteen (15) days following the actual discovery of the cause of delay. The notice of the delay must describe the portion of the design and/or construction work actually delayed, the source of the delay, how the source affects the progress of the work, and an estimate of the probable effect of each delay on the Schedules. Within fifteen (15) days after its receipt of any written request by Tenant for a change to the various schedules, RDC shall notify Tenant of its approval or disapproval of such proposed change, and the reasons for disapproval. All such changes in the Schedules shall be evidenced in writing. If RDC fails to respond within fifteen (15) days, the request will be deemed approved.

                  (iv) If there is a conflict among the Construction Schedule, the Development Schedule or the Working Development Schedule for any Component or any Phase of the Development, the Development Schedule shall prevail.

                  (v) The Construction Documents shall describe methods to reasonably minimize community disruptions during construction of the Improvements. The Construction Documents shall describe the methods of construction that reduce the negative impact of construction on adjacent properties and on businesses in the vicinity of the construction. These shall include policies regarding scheduling of certain activities (e.g., delivery of materials and equipment) that disrupt vehicular and pedestrian traffic, such activities being limited to off-peak hours whenever possible; policies concerning the placement of temporary structures (e.g., field offices, scaffolding, hoists); temporary utility connections (e.g., light, heat, power) that may adversely affect surrounding businesses; and the coordinated scheduling of the public paving, sidewalks, sewers, curbs and utility hookups. Upon receipt of Construction Documents for any Component or any Phase of the Development, RDC shall review the Construction Documents to ensure that such Construction Documents are in accordance with generally acceptable construction practices. During this period Tenant will also meet with pertinent City departments, commissions/agencies and adjacent property owners to discuss the proposed schedules and construction plans. Based on its plan review and meetings, RDC will present to Tenant, in writing, its recommendations on Tenant's plans to mitigate the potential effect of construction on neighboring properties.

         2.14.    Authorized Representative



                  (a) Unless provided otherwise, whenever approval or action by RDC or Tenant is required by this GDA, such action or approval shall be taken or given by the RDC Project Manager and Tenant's Representative, respectively, each being the duly Authorized Representative of its principal. Written notice of the designation of an Authorized Representative (and any subsequent change in the Authorized Representative) shall be given by the designating party to the other party in the manner provided in Section 14.2 of this GDA. Nothing in this GDA is intended to impose personal liability on an Authorized Representative except as may exist by law or contract between a party and its agent or Authorized Representative.

                  (b) RDC agrees to communicate with the Contractor(s), the Architect(s) and any other party engaged in the performance of any of the Development Services, Design Services or the Work only through Tenant's Representative. Tenant's Representative agrees to communicate with RDC through the RDC Project Manager, unless directed to do otherwise.

         2.15. Procedures for Approvals Provided by this GDA. Wherever an approval is required of RDC pursuant to the terms of this GDA, the failure of RDC to respond within the applicable time period shall be deemed disapproval by RDC, unless otherwise provided herein. Any delay caused by RDC's failure to respond within the applicable time period and any delay caused by RDC's disapproval that is later reversed shall be deemed an RDC Delay. Furthermore, upon the failure of RDC to respond to a request for approval within the applicable time period, Tenant shall be entitled to proceed with the Development despite RDC's deemed disapproval; however, if the necessary approval is not subsequently obtained, Tenant shall at RDC's request restore any of the deemed disapproved Work that does not conform to the requirements of this GDA, at Tenant's sole cost and expense.

         2.16. Prompt Responses. The parties agree that the time limits and time periods provided herein are of the essence in this GDA. The parties mutually agree to exercise their mutual and separate best efforts to consider and respond promptly and as expeditiously as reasonably possible notwithstanding any time period provided in this GDA.

         2.17.    Transportation and Utility Improvements or Relocation



                  (a) Tenant shall, at Tenant's sole cost and expense, be responsible for the location, identification and condition of all utilities serving the Development, including but not limited to electrical, gas, water and sewerage. Tenant shall, at Tenant's sole cost and expense, relocate any utility facilities serving the Development and/or property outside the Development that will be damaged or interrupted by the construction and/or operation of the Development; and Tenant shall indemnify RDC and hold it harmless from all costs, expenses and damages to RDC or any third party that may result from any such damage or interruption.

                  (b) Tenant shall construct the traffic signalization and intersection improvements as reflected in the Development Schedule as shown on Exhibit "A" attached hereto and by this reference made a part hereof, subject, however, to all ordinary governmental and regulatory reviews, approvals, and inspections, such reviews, approvals and inspections to be received by Tenant in a timely fashion without any discriminatory conditions from the City. RDC shall submit Plans and Specifications for such traffic signalization and intersection improvement work to the Department of Public Works for approval prior to the commencement of construction for such work. All work shall be performed in accordance with such Plans and Specifications as approved by the Department of Public Works. Except as set forth in this Section 2.17(b), no other transportation or roadway improvements shall be required of Tenant by RDC.

         2.18. Quality of Work and Materials. All Work shall be performed in a good and workmanlike manner and in accordance with good construction practices. All materials used in the construction of the Development shall be new and/or of high quality.

         2.19. Amended Descriptions. The descriptions set forth in Sections 2.6, 2.7, 2.8, 2.9 and 2.10 of this GDA shall be deemed automatically modified and revised, without any further action, approval or consent by RDC, City or the City Council, to conform with any change relating to the design, structure, operations or appearance of the Development as same may be modified to satisfy any or all provisos and/or other requirements which may be imposed upon Tenant pursuant to any ordinance adopted by the City Council approving the Development or any part thereof, as a conditional use. RDC and City agree to grant to Tenant such reasonable servitudes as are necessary for the foundation of the Development to be constructed in accordance with its final plans and specifications, and Tenant shall pay only reasonable processing and review fees in connection with any such grants.

                                  ARTICLE III.

                               MATTERS AS TO TIME

         3.1. Nature of Agreement. Tenant and RDC acknowledge that the Commencement Date and Completion Date for each Component and each Phase of the Development will be determined by the procedures set forth in Article IV. However, RDC and Tenant have reached an understanding on certain dates as set forth in Section 3.2 of this GDA.

         3.2.     Certain Dates

                  (a) The Site Reactivation Date shall occur within thirty (30) days of the Execution Date.

                  (b) Site Mobilization has occurred.

                  (c) The Completion Date for any Subsequent Phase shall be at such time as Tenant and RDC so agree.

                  (d) The Completion Date for each element of the Interior Leasable Space (excluding the portion of the Casino to be completed during Second Floor Shell Construction - Phase II and tenant improvements to unleased commercial space) shall be concurrent with the Completion Date for the Component or Phase of the Development in which such Interior Leasable Space is located. The actual Commencement Date and Completion Date for each Component and each Phase of the Development shall be subject to adjustment as provided herein.

                                   ARTICLE IV.

                            DESIGN DOCUMENTS; PERMITS
         4.1. Preparation and Submission of Design Documents. For the purposes of performing the Design Services for any Component or any Phase of the Development, Tenant shall enter into various design services agreements and shall cause the design consultants to prepare, and shall submit to RDC for its review and approval in accordance with Section 4.3 of this GDA, the Schematic Design Documents for such Component or Phase as provided in Section 4.2(a) of this GDA, the Design Development Documents for such Component or Phase as provided in Section 4.2(b) of this GDA, and the Construction Documents for such Component or Phase as provided in Section 4.2(c) of this GDA.

         4.2.     Design Documents

                  (a) RDC has approved the Schematic Design Documents for those portions of the Improvements constructed pursuant to the original Notice to Proceed issued to Harrah's Jazz Company. To the extent any Schematic Design Documents have not previously been submitted to RDC, Tenant shall, on or before one (1) month after the Execution Date, submit to RDC for review and approval such Schematic Design Documents, if any, as provided in Section 4.3 of this GDA and an initial Working Development Schedule. If desired by RDC, RDC may schedule and appropriate representatives of Tenant and the various design consultants, including the applicable Architect(s), shall attend a meeting for the review of the Schematic Design Documents not previously approved, if any.

                  (b) RDC has approved the Design Development Documents for those portions of the Improvements constructed pursuant to the original Notice to Proceed issued to Harrah's Jazz Company. To the extent any Design Development Documents have not previously been submitted to RDC, Tenant shall, on or before three (3) months after the Execution Date, submit to RDC for review and approval as provided in Section 4.3 of this GDA such Design Development Documents, if any, and an updated Working Development Schedule. If desired by RDC, RDC may schedule and appropriate representatives of Tenant and the various design consultants, including the applicable architect(s), shall attend a meeting for review of the Design Development Documents not previously approved, if any.

                  (c) RDC has approved the Construction Documents for those portions of the Improvements constructed pursuant to the original Notice to Proceed issued to Harrah's Jazz Company. To the extent any Construction Documents have not previously been submitted to RDC, Tenant shall, on or before four (4) months after the Execution Date, submit such Construction Documents, if any, to RDC for review and approval as provided in Section 4.3 of this GDA. Tenant may prepare Construction Documents not previously approved in parts for review and approvals. If Tenant submits such Construction Documents in parts, RDC hereby agrees to receive and review parts of such Construction Documents in lieu of all such documents being submitted at one time. If desired by RDC, RDC may schedule, and appropriate representatives of Tenant and the various design consultants, including the applicable architect(s), shall attend a meeting for review of such Construction Documents.

                  (d) RDC understands that Tenant intends to phase its submission of Design Documents and RDC agrees that Tenant may do so as long as neither the Site Reactivation Date nor the Completion Dates for the Components or Phases are delayed as a result thereof.

         4.3.     Review and Approval of Design Documents

                  (a) Upon receipt by RDC of Design Documents not previously approved and the other items submitted by Tenant, RDC shall promptly and diligently review the items submitted and either approve them as submitted or notify Tenant in writing of the required changes in each of them, within fourteen (14) days after receipt thereof as to Schematic Design Documents for any Component or any Phase of the Development, within fourteen (14) days after receipt thereof as to Design Development Documents for any Component or any Phase of the Development, and within fourteen (14) days after receipt thereof as to Construction Documents for any Component or any Phase of the Development. This review and action shall be concurrent with any other review by applicable Governmental Authorities. Review and approval actions by Governmental Authorities are governed by the laws, rules and regulations applicable thereto and are not required by this GDA to be accomplished within the same fourteen
(14) day period under which the RDC is required to act. The applicable Governmental Authorities, however, shall conduct their review and approval processes as efficiently and expeditiously as possible. If RDC fails to approve the submittal, or notify Tenant of the required changes within the applicable time period specified above for any reason, any delay in such approval beyond the applicable time period shall be deemed to be an RDC Delay. RDC shall approve Design Documents for each Component and each Phase of the Development that are materially consistent with previously approved Design Documents for such Component or Phase. If there is any conflict between the design approved by RDC and the design approved by any applicable Governmental Authority, including but not limited to the City Planning Commission and/or the Central Business District Historic Districts Landmarks Commission, the design approved by the applicable Governmental Authority shall prevail, and RDC shall be deemed to have approved the Design Documents approved by the applicable

Governmental Authority. Notwithstanding the previous sentence, Tenant shall use its reasonable best efforts to resolve any discrepancies between the Design Documents for any Component or any Phase of the Development approved by RDC and those approved by the applicable Government Authority.

                  (b) If RDC requires changes to any of the Design Documents for any Component or any Phase of the Development that are necessary to conform the currently submitted Design Documents to the previously approved Design Documents for such Component or Phase, Tenant shall make such changes to such Design Documents within fourteen (14) days after receiving the changes from RDC and, if necessary, shall change the Schedules appropriately. RDC shall have seven (7) days to review and approve or reject the changes.

                  (c) RDC may request other changes to the Design Documents for any Component or any Phase of the Development that (i) are not material, (ii) result from regulations beyond the control of RDC or (iii) are reasonable changes mutually agreeable to the parties. RDC shall use its best efforts to diligently and reasonably complete the negotiations within twenty (20) days after RDC's notice to Tenant requesting these changes. Tenant shall notify RDC of any changes that will be required to be made in the applicable Schedules as a result of changes to such Design Documents. Provided RDC elects to proceed with the changes after receipt of such notice from Tenant (which election shall be made by notice from RDC to Tenant within five (5) days of Tenant's notice), then Tenant shall promptly direct the Architect(s) to make such changes to such Design Documents, and Tenant shall make such changes to such Schedules as are caused by the changes to such Design Documents, and such changes shall be deemed approved by RDC.

                  (d) After RDC has approved the Design Development Documents for any Component or any Phase of the Development, Tenant may submit to RDC for RDC's approval changes in Construction Documents for such Component or Phase from the plans previously approved by RDC. Tenant shall describe changes in the applicable Schedules that will result from these changes. RDC shall diligently complete the review thereof in the manner and procedure set forth in Section 4.3(a) of this GDA.

                  (e) Any proposed Design Documents, or changes thereto, disapproved by RDC under this Section shall be revised by Tenant and submitted to RDC within fourteen (14) days after the notice to Tenant of RDC's disapproval of such proposed Design Documents, or changes thereto.

                  (f) The cost of making changes to the Design Documents necessary to have such documents conform to those previously approved by RDC shall be the responsibility of, and shall be paid for by, Tenant. The cost of making changes to the Design Documents pursuant to Section 4.3(c) of this GDA shall be paid for by Tenant.

                  (g) If RDC or the RDC Project Manager observes or otherwise becomes aware of any fault or defect in any of the Design Documents, RDC or the RDC Project Manager shall give prompt written notice thereof to Tenant, however, notwithstanding the above, this subsection does not create liability on behalf of RDC or the RDC Project Manager for the failure to observe any fault or defect, or the failure to give notice or to take action related thereto.

         4.4.     Architect(s) and Consultants

                  (a) RDC and Tenant agree that the selection and performance of the Architect(s) or other Consultants is the responsibility of Tenant. RDC did not participate in the selection of the Architect(s) or Consultants and will not participate in the selection of any successor Architect or Consultant; provided, however, RDC shall have the right to make reasonable objection to the appointment of any successor Architect or Consultant prior to such appointment becoming effective and Tenant shall comply with the provisions of Section 13.2 of this GDA (Open Access Program). Any objection by RDC to a successor Architect or Consultant shall be delivered by written notice to Tenant within fifteen (15) days of receipt by RDC of Tenant's notice of the selection of the successor Architect or Consultant. Upon receipt of a reasonable objection to the proposed successor, Tenant shall withdraw its selection of the successor Architect or Consultant and promptly select another firm or individual to serve as Architect or Consultant and submit its selection to RDC. If Tenant's compliance with RDC's objection to a successor Architect or Consultant would result in a material increase in the cost of the Work, Tenant may select such successor Architect or Consultant notwithstanding RDC's objection. In the event of an objection to a successor Architect or Consultant which affects the Schedules, the Schedules shall be equitably adjusted.

                  (b) Neither the Architect(s) nor any other Consultants are agents, either expressed or implied of RDC.

                  (c) Within thirty (30) days after the completion of all Design Documents for any Component or any Phase of the Development, the latest reproducible copies of such Design Documents shall be delivered to RDC by Tenant. This delivery shall not deprive Tenant or the Architect(s) or other Consultants of the right to retain the originals or other reproducible copies of such Design Documents or the right to re-use information contained in them in the normal course of the Architects' or other Consultants' professional activities.

                  (d) The resumes of the principals of the Architect(s) and other Consultants working on the Development shall be provided in writing to RDC. In the event that any of the principals of the Architect(s) and other Consultants working on the Development are changed during the Design Phase of any Component or any Phase of the Development, Tenant shall notify RDC immediately upon learning of such change.

         4.5. RDC Not Responsible for Design Documents. RDC shall not be responsible for:

                  (a) an error or omission in the Design Documents approved by RDC prior to the Execution Date, or for failure of the Design Documents approved by RDC prior to the Execution Date, or a part thereof, to comply with Governmental Requirements in effect prior to the Execution Date;

                  (b) an error or omission in the Design Documents approved by RDC following the Execution Date, or for failure of the Design Documents approved by RDC following the Execution Date, or a part thereof, to comply with the Governmental Requirements in effect as of the Execution Date; or

                  (c) for Design Documents that result in or cause a defective design or construction.

         4.6.     Permits

                  (a) Except where prohibited by law, Tenant shall be the applicant for any and all necessary Permits. Tenant shall coordinate and manage all professional and technical services in connection with the preparation and filing of applications for and obtaining all Permits. Tenant shall be responsible for diligently preparing and filing all applications for, and pursuing and obtaining, the Permits.

                  (b) RDC and the City, as the case may be, shall cooperate with and assist Tenant in securing the Permits; provided, however, that nothing in this GDA shall adversely affect, limit, restrict or reduce the right of the City or the Parish, as Governmental Authorities, to exercise their respective governmental powers and authority and to act in regulatory matters in accordance with applicable Governmental Requirements.

                  (c) RDC and the City, as the case may be, shall act or join as applicant for any of the Permits when required by law.

                  (d) The cost of the Permits and any normal and customary fees, relating to the demolition of the improvements on the Casino Premises and construction of the Development shall be the responsibility of Tenant.

                  (e) Tenant shall use all reasonable efforts to obtain all Permits necessary to commence construction of each Component and each Phase of the Development on or before the Commencement Date therefor. If, despite such efforts and through no fault of Tenant, the Permits required to have been obtained have not been obtained or could not have been obtained as of the Commencement Date stated in the applicable Development Schedule, then Tenant shall diligently proceed to exercise all reasonable efforts to obtain the necessary Permits as promptly as possible, and such Development Schedule shall be adjusted to reflect all additional time that will be required for the performance of the duties or obligations of Tenant under this GDA as a result of the delay in obtaining the Permits. Tenant shall not be entitled to an adjustment in the Commencement Date for a Component or a Phase of the Development for any delays in the issuance of the Permits caused by the failure of Tenant to reasonably, timely and diligently apply for and proceed toward obtaining the Permits or the failure of any of the applicable Design Documents to comply with Governmental Requirements in effect as of the time of the Permit applications.

                  (f) Because building Permits are unique and by designation are Discriminatory (as defined in the Lease), Tenant shall have the right to contest Permit requirements as provided by law.

         4.7.     Development Services

                  (a) During the Design Phase for each Component and each Phase of the Development, the Construction Phase for each Component and each Phase of the Development and throughout the course of the Development, in addition to other services required by this GDA, Tenant shall provide the following Development Services:

                           (1) Serving as the contact point for RDC for all
                  aspects of the Development and providing coordination of all architects, engineers, consultants, contractors, attorneys and others retained by Tenant who are involved in the performance of the Design Services or the Work;

                           (2) Coordinating, monitoring and reviewing the
                  Architects' preparation of the Design Documents;

                           (3) Informing RDC on the selection of materials,
                  building systems and equipment, the progress of construction and time requirements for installation and construction;

                           (4) Evaluating compliance with the Schedules and
                  recommending changes that Tenant deems necessary, and coordinating and integrating the Development Services, the Design Services and the Work with the Schedules;
                           (5) Preparing and revising time estimates at various
                  stages of preparation of the Design Documents:

                           (6) Reviewing the Design Documents during preparation
                  by the Architect(s) and other Consultants and recommending alternatives whenever design details affect construction feasibility or schedules;

                           (7) Determining applicable requirements for equal
                  employment opportunity programs for the Development as well as taking steps to achieve the Open Access goals outlined in the Open Access Program;

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

                           (8) Negotiating and preparing contracts with
                  architects, engineers, consultants, contractors and other persons participating in any of the Development Services, the Design Services and the Work;

                           (9) Providing logistical planning and scheduling for
                  architects, engineers, consultants, contractors and attorneys during the Design Phase for each Component and each Phase of the Development;

                           (10) Obtaining, performing and/or analyzing
                  environmental, geotechnical, soil and subsurface tests and other engineering tests and reports necessary to the design, engineering, permitting and construction of the Development; and

                           (11) Working closely with the RDC Project Manager to
                  keep him informed of the progress of the Development and to receive his advice on matters that require RDC approval or consent.

         4.8. Model. Tenant has constructed a 1" = 30' scale model of the Development and will donate the model to RDC. The model is of sufficient detail to show the physical relationship of the facilities to each other as well as to the surrounding properties. This model also shows the buildings' fenestration, facade treatments and exterior architectural detail. The model is based on the Schematic Design Documents which have been approved by RDC pursuant to Section 4.2(a) of this GDA.

         4.9. Presentation Illustrations. Tenant shall provide to RDC updated presentation quality illustrations of the Casino interiors. These illustrations will include a view of the gaming floor, atrium area, and two additional views recommended by Tenant and approved by RDC.

         4.10. Presentation Site Plans. Tenant has prepared for the Employee and Bus Parking Support Facility a presentation-quality site plan of appropriate scale with illustrative elevations (each elevation based on schematic design). These plans and elevations are of sufficient detail to convey the facilities' landscaping, fencing and architectural detail, if applicable.

                                   ARTICLE V.

                                   FINANCING
         5.1. Financing. Tenant shall have obtained the Construction Credit Facility (as defined in the Lease) as of the Plan Effective Date and prior to the effectiveness of this GDA.

                                   ARTICLE VI.

                                  SITE MATTERS

         6.1.     Geotechnical Subsurface and Soil Investigation

                  (a) Tenant has obtained, performed and analyzed all reasonably appropriate geotechnical data, soil and subsurface tests and other soil engineering tests and reports necessary for the design, engineering, permitting and construction of the Development. The preliminary geotechnical, soil and subsurface testing, design and engineering has been completed.

                  (b) Tenant has timely obtained all reasonably appropriate tests described in Subsection 6.1(a) and such tests were performed with the appropriate standard of care.

                  (c) A level one environmental assessment, including a hazardous waste and contamination investigation, of the Leased Premises and the existing structures situated thereon, has been submitted to RDC. RDC agrees that such an assessment is sufficient for purposes of this Article VI. Tenant has required that samples taken from the Leased Premises pursuant to such environmental assessment be archived and maintained in an appropriate place of storage for future examination and analysis, consistent with the customary time for storage for work of this nature.

                                  ARTICLE VII.

                               CONSTRUCTION PHASE

         7.1.     General

                  (a) Each Component and each Phase of the Development shall be constructed by the Contractor for such Component or Phase pursuant to the Contractor Agreement and the Construction Documents for such Component or Phase under Tenant as monitored and reviewed by RDC and shall be Completed in accordance with the applicable Construction Schedule and the terms of this GDA.

                  (b) Should any information or approval be required from RDC as Work progresses, Tenant shall request such information or approval in writing.

         7.2.     Performance of the Work

                  (a)      Tenant or the Contractor(s) shall:

                           (1) Perform all of the Work.

                           (2) Perform the Work in accordance with the true
                  intent and meaning of the Construction Documents.

                           (3) Select the means and methods of construction,
                  provided that only adequate and safe procedures, methods, structures and equipment shall be used.

                           (4) Provide all scaffolding, hoists, or any temporary
                  structures, light, heat, power, toilets and temporary connections, as well as all equipment, tools and materials and whatever else may be required for the proper performance of the Work.

                           (5) Order and have delivered all materials at such
                  times and in such quantities as will ensure the orderly progress of the Work, and be responsible for all materials so delivered to remain in good condition.

                           (6) Collect all paper, cartons and other debris
                  caused by the performance of the Work or by their personnel and periodically remove same from the Project Area.

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

                           (7) Furnish all materials new unless stated
                  otherwise; and, when materials are specified to conform to a standard, the materials delivered to the Project Area shall meet such standards, except that such substitutions, when approved, may be used.

                           (8) Provide, furnish and maintain at the Project Area
                  a field office with a telephone during the period of construction in which an authorized officer, employee or agent shall be reasonably accessible during regular business hours, and where copies of the Construction Documents and all Progress Reports (as hereinafter defined) shall be kept. Tenant shall pay or reimburse the reasonable fees and expenses incurred by the RDC for the services of the RDC Project Manager and his staff, furnishing an office to the RDC Project Manager, and monitoring each Phase of the Development (collectively, the "RDC Project Manager Expenses") according to the following schedule:

                                    (A) Phase I and II Construction. Commencing
                           on the Execution Date, Tenant shall pay to RDC an amount not to exceed Two Hundred Forty-Eight Thousand Four Hundred Ninety-Six Dollars ($248,496) for the RDC Project Manager Expenses incurred by the RDC in connection with the Substantial Completion of the Phase I and II Construction; provided that, if the period from the date RDC issues and delivers to Tenant a Notice to Proceed for the Phase I and II Construction until Substantial Completion of the Phase I and II Construction shall exceed twelve (12) months other than as a result of cessation of work caused by the sole fault of RDC or the City, Tenant shall pay RDC the RDC Project Manager Expenses in an amount not to exceed Twenty Thousand Seven Hundred Eight Dollars ($20,708) (or a pro rated portion thereof for any partial month) for each month in excess of said twelve (12) months;

                                    (B) Period From Substantial Completion until
                           Final Completion of Phase I and II Construction. Tenant shall reimburse RDC for the RDC Project Manager Expenses incurred by RDC in the period following Substantial Completion of the Phase I and II Construction until the earlier of Final Completion of the Phase I and II Construction or ninety (90) days after Substantial Completion of the Phase I and II Construction in an amount not to exceed Ten Thousand Three Hundred Fifty-Four Dollars ($10,354) per month (or a pro rated portion thereof for any partial month) for each month during such period.

                                    (C) Second Floor Tenant Build-Out. Tenant
                           shall reimburse RDC for the RDC Project Manager Expenses incurred by RDC for the period of tenant improvements and build-out on the second floor of the Casino for a duration and in amounts to be agreed upon by RDC and Tenant prior to the commencement of any such tenant improvements and build-out on the second floor of the Casino.

                                    (D) Cessation of Work. Landlord shall take
                           reasonable and prudent steps during any cessation of the Work as a result of Force Majeure to mitigate the RDC Project Manager Expenses including, without limitation, termination of RDC Project Manager and the RDC Project Manager's staff services in the case of any Work stoppage greater than sixty (60) days.

                           (9) Preserve all properties adjacent to the Project
                  Area from damage caused by the Work and restore and repair any such properties damaged by the Work to substantially the same condition that existed prior to such damage, whether such properties are publicly or privately owned.

                           (10) Review or cause to be reviewed shop drawings and
                  samples to verify conformance with the Construction Documents.

                           (11) Administer and supervise, to the extent
                  necessary, the subcontractor bidding process and negotiation of contracts between Tenant or the Contractor(s) and selected subcontractors.

                           (12) Deliver to RDC copies of the temporary and final
                  Certificates of Occupancy for each Component and each Phase of the Development.

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

                  (a) Tenant shall give all notices and comply with all federal, state and local laws, rules, ordinances and regulations and any competitive or other bidding requirements applicable to the Work, and shall obtain all permits, licenses or other authorizations necessary for the prosecution of the Work.

                  (b) Tenant shall take reasonable precautions to protect from damage caused by the Work, and shall not cause damage to, property adjacent to or in close proximity to the Development and shall be responsible for damage or injury to adjacent public and private property resulting from its construction operations. This applies, but is not limited, to public utilities, trees, lawn areas, buildings, monuments, fences, pipes and underground structures and public streets (except natural wear and tear of streets resulting from legitimate use thereof by Tenant) and, wherever such property is damaged due to the activities of Tenant, it shall be restored promptly by Tenant, at its own expense, to substantially the condition which existed immediately before such damage. In case of failure on the part of Tenant to restore or take steps to restore and diligently prosecute such restoration, or make good such damage or injury, RDC may, upon ten (10) days written notice to Tenant, proceed to repair, rebuild, or otherwise restore such property as may be necessary, and the cost thereof will be added to the amounts due to RDC.

                  (c) Tenant shall confine the equipment, apparatus, materials and supplies of Tenant, the Contractor(s), the Architect(s), Consultants, subcontractors and all employed by them to the limits of the Project Area and as required by law, ordinances or permits.

                  (d) In the performance of the Work, Tenant, the Contractor(s), the Architect(s), Consultant(s) and all subcontractors shall materially comply with all Governmental Requirements pertaining to protection of the environment.

                  (e) If RDC receives a citation from any environmental agency as a result of Work performed by Tenant, Tenant shall become a party-respondent under said citation and RDC shall immediately notify Tenant and deliver a copy of said citation. Tenant shall comply, contest or resolve the requirements of the citation and shall be fully responsible for all fines and/or penalties.

                  (f) RDC and the City acknowledges that certain temporary construction servitudes or other rights may be necessary for the performance of

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

the Work, and RDC and City agree to provide the necessary temporary servitudes or other rights, subject to their reasonable approval.

         7.3. Construction Schedule. Tenant shall prepare, or cause to be prepared, within sixty (60) days of RDC's approval of the Construction Documents for each Component and each Phase of the Development in accordance with Article IV of this GDA, a Construction Schedule setting forth in detail the various tasks for construction and completion of the construction of such Component or Phase and the Estimated Opening Date for such Component or the portion of the Development which is the subject of such Phase or at Tenant's option will prepare or cause to be prepared a Development Schedule in lieu thereof within this time frame, which, in addition to other information, will contain the same detail as above stated with respect to the Construction Schedule. Notwithstanding the foregoing, the preparation of such Construction Schedule or Development Schedule, as the case may be, shall not delay the Site Reactivation Date or the Completion Date of any such Component or Phase. Throughout the Construction Phase for any Component or any Phase of the Development, Tenant shall keep RDC informed of the status of its adherence to the applicable Construction Schedule or that corresponding portion of the applicable Development Schedule. If Tenant desires to prepare or cause to be prepared a Construction Schedule for any Component or any Phase of the Development, Tenant shall submit the Development Schedule applicable thereto to RDC contemporaneously with submittal of such Construction Schedule.

         7.4. Notice to Proceed. RDC has issued and delivered to Harrah's Jazz Company a Notice to Proceed for the Phase I and II Construction and the Poydras Street Support Facility, the Employee and Bus Parking Facility, and Landscape Improvements. Provided RDC has approved the Construction Documents for any other remaining Component or Phase of the Development, and provided there is no outstanding Event of Default under the Lease, RDC shall issue and deliver to Tenant a Notice to Proceed for any other remaining such Component or Phase on or before ten (10) days after the approval by RDC of such Construction Documents pursuant to Section 4.3 of this GDA. If such Notice to Proceed is not issued within the time allowed, the delay thereafter in the issuance of the Notice to Proceed shall constitute an RDC Delay. Furthermore, upon the failure of RDC to issue the Notice to Proceed within the applicable time period, Tenant shall be entitled to proceed with the Work, but at Tenant's risk that such Notice to Proceed will not be subsequently issued.

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

         7.5.     Commencement of the Work

                  (a) Tenant shall commence the Work on each Component or Phase of the Development within fourteen (14) days after the date of its receipt of both the Notice to Proceed for such Component or Phase and the required Permits but in no event shall commencement of the Work for the Phase I and II Construction be required sooner than the Site Reactivation Date.

                  (b) Time being of the essence, Tenant, after receipt of the Notice to Proceed and all required Permits, shall, subject to the terms and provisions of this GDA, prosecute the Work relating to the applicable Component or Phase of the Development diligently, using such means and methods of construction as will maintain the progress of such Work substantially in accordance with the applicable Construction Schedule and will Complete each Component of the Development and each Phase of the Development in accordance with the requirements of the applicable Construction Documents no later than the applicable Completion Date.

         7.6.     Contractor; Subcontractors

                  (a) No later than the submittal of the Construction Documents to RDC for any Component or any Phase of the Development pursuant to Article IV, Tenant shall submit to RDC the name of the Contractor and the form of the Contractor Agreement for such Component or Phase (to the extent such information has not been previously submitted to RDC), which agreement shall contain a provision that, in the event of a default by Tenant and upon a request from RDC, the Contractor agrees to continue with the Work in accordance with the Contractor Agreement provided that RDC pays the Contractor for work performed pursuant to this Section 7.6(a).

                  (b) Tenant and RDC agree that the selection and performance of the Contractor(s) is the responsibility of Tenant, notwithstanding any consent by RDC to the selection by Tenant of the Contractor(s).

                  (c) In the event of a termination of an initial Contractor, RDC will not participate in the selection of any successor Contractor; provided, however, RDC shall have the right to make reasonable objection to the appointment of any successor Contractor prior to such appointment becoming effective and Tenant shall comply with the provisions of Section 13.2 of this GDA (Open Access Program). Any objection by RDC to a successor Contractor shall be delivered by

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

written notice to Tenant within fifteen (15) days of receipt by RDC of Tenant's notice of the selection of the successor Contractor. Upon receipt of a reasonable objection to the successor Contractor, Tenant shall withdraw its selection of the successor Contractor and promptly select another firm to serve as Contractor and submit its selection to RDC as provided in this Section 7.6. If Tenant's compliance with RDC's objection to a successor Contractor would result in an increase in the cost of the Work, Tenant may select such successor Contractor notwithstanding RDC's objection. In the event of an objection to a successor Contractor which affects the Schedules, the Schedules shall be equitably adjusted.

                  (d) No Contractor is an agent, either expressed or implied, of RDC.

                  (e) Upon prior written request by RDC during the Construction Phase for a Component or a Phase of the Development, Tenant shall furnish to RDC a list of all known subcontractors who will be performing Work on such Component or Phase.

                  (f) Tenant shall cause appropriate provisions to be included in all Contractor Agreements and subcontracts pertaining to the Work to bind the Contractor(s) and all subcontractors to the terms of this GDA, as applicable to the Work of the Contractor(s) or the subcontractor(s).

                  (g) Any approval, consent or failure to object to successor Contractor(s) by RDC shall not relieve Tenant of any of its responsibilities, duties and liabilities under this GDA.

                  (h) Nothing in this GDA or in the Construction Documents, including any Contractor Agreements, shall create any contractual relationship between RDC and the Contractor(s) or any subcontractor.

         7.7.     Bond

                  (a) Except as otherwise permitted by the Open Access Program, before the Commencement Date for a Component or a Phase of the Development, Tenant shall furnish and deliver to RDC a copy of the applicable Contractor Agreement and a performance and payment bond for the construction of such Component or Phase in the full value of the Contractor Agreement (and Tenant has done so for those Components or Phases for which the Commencement Date has previously occurred).

                  (b) Each bond has been or shall be, as applicable, executed by the applicable Contractor and by a corporate surety company satisfactory to RDC, having a rating of not less than an A-status as rated in the most recent edition of Best Insurance Reports, which is authorized to execute and deliver such bonds in the State of Louisiana. Such bond has been or shall be, as applicable, written in a form customarily used by surety companies and for an amount equal to the contract price for the work, whether demolition or construction. Such bond has been or shall be, as applicable, conditioned to secure the performance of the contract, within a reasonable time after delivery of the bond, free of all claims and liens of sub-contractors, mechanics, laborers and materialmen, and to indemnify RDC and the City against and save them harmless from any loss, cost, damage, expense, including attorneys' fees, or liability in any manner arising out of or connected with such claims; and it shall provide that on default of such performance or payment by the Contractor, the surety shall be required to perform such contract or make such payments. The bonds for the Phase I and II Construction shall be in substantially the form attached hereto as Exhibit "D" and by this reference made a part hereof. Any other bonds that are to be hereafter delivered pursuant to this Subsection 7.7(b) shall be subject to approval by the RDC and the City Council, which shall not be unreasonably withheld, conditioned or delayed.

         7.8. Claims and Liens. Tenant shall not suffer or permit to be enforced against the Development any contractors', sub-contractors', mechanics' or materialmen's lien arising from any of the aforesaid Work. Tenant shall promptly pay, bond out or cause to be paid or bonded out all of said claims, demands or liens before any action is brought to enforce the same against the Development, RDC and/or the City. Tenant agrees to indemnify, defend, and hold RDC, the City and the Development free and harmless from any such claims, together with any and all attorneys' fees, costs and expenses in connection therewith. Tenant shall have the right to contest such Liens as allowed in
Section 10.2 of the Lease.

         7.9.     Inspection

                  (a) RDC, upon reasonable notice, shall have access to the Development during all working hours and the right to observe the Work and all facilities where the Work or any part thereof is being fabricated or stored, provided RDC shall not delay, hinder or interfere with the performance of the Work. The inspection of any Work shall not relieve Tenant of any of its obligations to perform proper and satisfactory Work as herein specified, except to the extent a specific deviation from the Construction Documents is or has been approved in writing by RDC.

                  (b) Finished or unfinished Work found not to be in accordance with the Construction Documents in any material respect shall be replaced or caused to be replaced by Tenant as directed by RDC, except to the extent a specific deviation from the Construction Documents is or has been approved in writing by RDC.

                  (c) RDC, through Tenant, shall have the right to reject materials and workmanship which are defective or not in conformance with the Construction Documents. Rejected Work and materials must be promptly removed from the Project Area.

                  (d) Failure or neglect on the part of RDC to condemn or reject defective or inferior Work or materials shall not be construed to imply an acceptance of such Work or materials discovered at any time prior to Completion, except to the extent a specific deviation from the Construction Documents is or has been approved in writing by RDC.

                  (e) Should it be considered necessary or reasonably advisable by RDC at any time before Completion of a Component or Phase of the Development to examine Work already completed therein by removing or tearing out all or portions of such Work, Tenant shall, on request of RDC, promptly furnish all necessary facilities, labor and material for that purpose. If such Work is found to be defective in any material respect due to the fault of Tenant, its Architect(s), Contractor(s) or subcontractors, Tenant shall pay all expenses of such examination. If, however, such Work is not found to be defective in any material respect, RDC shall pay all expenses of such examination and restoration of the Work. The Schedules shall also be adjusted equitably.

                  (f) If the Construction Documents or any Governmental Requirements require that any Work be inspected or tested, Tenant shall use its best efforts to give RDC not fewer than three (3) days prior written notice of readiness of the Work for inspection or testing and the date fixed for such inspection or testing.

                  (g) RDC shall promptly notify Tenant of defective or non-conforming Work actually discovered by RDC after such discovery.

         7.10. Protection of the Work. During performance of the Work for each Component and each Phase of the Development and until the completion and correction of all Substantial Completion Punch List Items applicable thereto, Tenant shall, or shall cause its Contractor(s) to, take reasonable precautions to protect the Work from loss or damage.

         7.11.    Minor Changes to the Work

                  (a) Without RDC approval, Tenant shall have the right to make changes in the Work for a Component or Phase of the Development not resulting in any material delay in Completion thereof or any material deviation from the originally approved design.

                  (b) Without RDC approval, Tenant shall have the right to issue Supplemental Instructions ordering changes in the Work for a Component or Phase of the Development providing that the Supplemental Instructions involve no material delay in Completion thereof or any material deviation from the originally approved design.

                  (c) Any change to a Component or Phase of the Development that calls for an increase or decrease in the total value of a specific item of such Component or Phase of the Development in excess of One Hundred Fifty Thousand Dollars ($150,000) or twenty-five percent (25%) of the total value of such item shall not be considered a minor change.

         7.12.    Change Orders

                  (a) Changes requested by Tenant in the quantity or character of the Work for a Component or Phase of the Development after a Construction Contract has been entered into for that Work, which are not properly the subject of Supplemental Instructions and which exceed the limits set forth in Section 7.11(c) of this GDA, including without limitation all changes resulting in changes in the time of Completion thereof, shall be authorized only by a Change Order approved by RDC.

                  (b) At its own risk Tenant may start work on any changes described in Subsection 7.12 (a) although a Change Order setting forth the changes has not been approved by RDC; however, if the necessary approval is not subsequently obtained, Tenant shall at RDC's request restore any disapproved change that does not conform to the requirements of this GDA.

                  (c) On approval of any Change Order increasing the contract price for a Component or Phase of the Development, Tenant shall ensure that the applicable performance and completion bonds are increased in an amount reflecting the net increase in such price, and shall provide RDC with evidence that adequate funds exist to complete Tenant's increased obligations.

                  (d) A proposed Change Order shall be prepared by Tenant in the same form as American Institute of Architects Form G701. The proposed Change Order shall be submitted by Tenant to RDC and shall carry the signature and approval of the applicable Contractor, Tenant and the Architect of Record. RDC shall promptly approve or disapprove all requested Change Orders.

         7.13.    Substantial Completion Inspection

                  (a) When Tenant determines that a Component or a Phase of the Development is ready for a Substantial Completion Inspection, Tenant shall provide not fewer than three (3) days written notice to RDC of a date and time for the Substantial Completion Inspection.

                  (b) At the Substantial Completion Inspection for any Component or any Phase of the Development, Tenant, RDC, and the Architect of Record shall mutually inspect the Work relating thereto and shall prepare the Substantial Completion Punch List applicable thereto. If the inspection reveals that the Work for the Component or Phase is not Substantially Completed, Tenant shall promptly perform the necessary unperformed Work and then shall request a reinspection by the same procedure set forth in Section 7.13(a) of this GDA. If the Substantial Completion Inspection (or reinspection as the case may be) reveals the Work for the Component or Phase has been Substantially Completed (subject to the Substantial Completion Punch List), RDC shall issue the certificate required to evidence the Substantial Completion.

         7.14.    Final Inspection

                  (a) When Tenant determines that a Component or Phase of the Development is ready for a Final Inspection, a date and time for Final Inspection of the Work relating thereto shall be set by Tenant in a written notice to RDC, which date shall not be less than three (3) days after the date of the receipt of the written notice by RDC.

                  (b) At the Final Inspection for any Component or any Phase of the Development, Tenant, RDC and the Architect of Record shall mutually inspect the Work relating thereto. If the Final Inspection reveals that the Work for the Component or Phase is not completed, Tenant shall promptly perform any unperformed Work and then shall request a reinspection by the same procedure set forth in Section 7.14(a) of this GDA providing for a reinspection date not less than three (3) days after date of receipt of the written notice by RDC. If the Final Inspection (or reinspection, as the case may be) reveals the Work for the Component or Phase is Completed (including Substantial Completion Punch List Items), RDC shall issue the certificate required to evidence the Final Completion of such Component or Phase.

                  (c) Within ninety (90) days after the Final Completion Date of a Component or Phase of the Development, Tenant shall deliver to RDC two complete sets of reproducible as-built drawings for the Component or Phase, including and noting the Work relating thereto as physically constructed, all Supplemental Instructions, Change Orders and any other Addenda or modifications to the Construction Documents relating thereto, certified by the Architect of Record that the as-built drawings are a true and correct compilation of the information submitted to the Architect of Record, and certified by the Contractor that the as-built drawings correctly reflect the Work as physically constructed.

                  (d) Tenant shall complete the work for Final Completion of a Component or a Phase of the Development and secure the certificate of Final Completion of such Component or Phase within ninety (90) days after the Completion Date thereof. If the Final Inspection and corresponding certificate for any Component or Phase of the Development have not been secured within the ninety (90) day time period, then Tenant shall pay RDC liquidated damages in the sum of Two Thousand Dollars ($2,000) per day for each day after the ninety (90) day time period until Final Inspection, unless Tenant and RDC agree to a reasonable extension.

         7.15.    Construction Matters

                  (a) Workers. Tenant, the Contractor(s), and the subcontractors shall endeavor to employ for the Work competent and trustworthy workers. Tenant shall at all times enforce strict discipline and good order among its employees, the Contractor(s) and their employees, and the subcontractors and their employees, and require that the Development be free of illegal drugs, firearms and alcoholic beverages.

                  (b) Records. Tenant and the Contractor(s) shall check all materials, equipment and labor used in the Work and shall keep such full and detailed accounts, as shall be sufficient to verify the costs of each Component and each Phase of the Development. RDC shall be afforded access to Tenant's and the Contractors' records, books, correspondence, instructions, drawings, receipts, vouchers, memorandum and similar data relating to this GDA, and Tenant and the Contractor(s) shall preserve all such records pertaining to each Component and each Phase of the Development for a period of five (5) years, or for such longer period as may be required by law, after the Completion Date for such Component or Phase.

                  (c) Job Meetings. No less than bi-weekly, Tenant shall conduct job meetings which shall be attended by designated representatives of Tenant, the Contractor(s), and any subcontractors whose portion of the Work may be relevant to that particular job meeting and which may be attended by the RDC Project Manager. Tenant shall provide reasonable notice in writing to all parties of the date and time of the job meetings.

                  (d) Progress Reports. Tenant shall prepare minutes of each job meeting as part of a bi-weekly project progress report ("Progress Report") and deliver the Progress Report to RDC at or before the next job meeting. The Progress Report shall report the status of the Construction Schedule for each Component and each Phase of the Development, events causing delays and the discussions and decisions made at the job meeting. The Progress Report shall identify the party or parties responsible for following up on any particular delay item, job problem or approval. Subsequent Progress Reports should identify the status of open items identified in previous Progress Reports. Tenant shall provide RDC with copies of all reports on construction status that are provided by Tenant to any Leasehold Mortgagee.

                  (e) Patents, Royalties, etc. Whenever Tenant is required or desires to use any design, device, material or process covered by letters of patent or copyright, other than those specified by RDC, Tenant shall indemnify, defend at its cost, and save harmless RDC, its officers, agents and employees from any and all claims for infringement by reason of the use of any such patented design, device, tool, material, equipment or process to be performed under this GDA, and shall indemnify RDC, its officers, agents and employees for any costs, expenses and damages which may be incurred by reason of such infringement at any time during the prosecution or after Completion of the Work for any Component or any Phase of the Development.

                  (f) Litigation. If any action at law or suit in equity is brought against RDC or City, any of its officers, agents or employees for or on account of the failure, omission or neglect of Tenant, the Contractors(s), the Architect(s), the Consultants or any subcontractor or their officers, employees or agents, to do or perform any of the covenants, acts, matters or things by this Article VII undertaken to be done or performed by Tenant, the Contractor(s), the Architect(s), Consultants or any subcontractor or their officers, employees or agents, then Tenant shall immediately assume and take charge of the defense of such actions or suits in like manner and to all intents and purposes as if said actions or suits have been brought directly against Tenant. Tenant shall also indemnify and save harmless RDC, its officers, agents and employees from any and all loss, cost or damage whatever arising out of such actions or suits, in like manner and to all intents and purposes as if said actions or suits had been brought directly against Tenant.

                  (g) Lien Claims. Subject to the provisions of Section 7.8 of this GDA, Tenant shall and does hereby assume all liability for, and agrees to indemnify RDC against, any or all loss, costs, damages and liability for any or by reason of any lien claims or demands for payment in connection with any Work.

                  (h) Liability Unaffected. Nothing in this GDA shall in any manner create liability against RDC for labor, services or materials of a Contractor or a subcontractor, nor affect the liability of Tenant or the surety upon any completion bond to be provided in connection with this Article VII.

                  (i) Indemnification Provisions. All indemnification and defense provisions set forth in this GDA shall survive the termination of this GDA.

                  (j) Safety And Health Regulations. Tenant shall cause the Contractor(s) and subcontractors to comply with the applicable regulations of the U. S. Department of Labor, safety and health regulations for construction promulgated under the Occupational Safety and Health Act of 1970 (Pub.L. 91-596) and any other safety and health regulations applicable to the Work. Nothing in these laws shall be construed to supersede or in any manner affect any workers' compensation law or statutory rights, duties or liabilities of employers and employees under any law with respect to injuries, diseases or death of employees arising out of, or in the course of, employment.

                  (k) Safety Precautions. Tenant through its Contractor(s) shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the Work. Tenant through its Contractor(s) shall take all reasonable precautions for the safety of, and the prevention of injury to, Contractor(s) and subcontractors and their employees, agents and officers, visitors and other persons who may be affected thereby.

                  (l) Possession, Control and Security. Tenant has been granted
(1) access to and possession of the Project Area for the purpose of demolition of the existing Improvements and building the Development, storing materials and equipment, securing the property and materials thereon and removing any unauthorized person or persons or trespasser or trespassers, and (2) the right and authority to carry out such purposes. In connection therewith Tenant is hereby granted the express authority to post signs restricting access to the Project Area, or specific areas of the Project Area, and to remove, bar and prosecute trespassers and to undertake legal and equitable actions against trespassers. In granting such authority, legal standing and possession of the Project Area to Tenant, RDC does not waive any right it may have under this GDA for RDC to have access to the Project Area or any right it may have at law or in equity to enforce this GDA against Tenant or to remove, bar or prosecute trespassers. RDC specifically reserves such rights.

                  (m) Compliance with Governmental Requirements. Tenant shall comply with all Governmental Requirements.

                                  ARTICLE VIII.

                         REPRESENTATIONS, WARRANTIES AND
                               COVENANTS OF TENANT

         8.1. Representations and Warranties of Tenant. Tenant represents and warrants to RDC that each of the following statements is true and accurate as of the Execution Date:

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

                  (a) Tenant is a limited liability company duly organized and validly existing under the laws of the State of Louisiana, and has all requisite power and authority to enter into and perform its obligations under this GDA.

                  (b) This GDA and, to the extent such documents presently exist in a form accepted by RDC and Tenant, each document contemplated or required by this GDA to which Tenant is a party has been duly authorized by all necessary action on the part of, and has been or will be duly executed and delivered by, Tenant.

                                   ARTICLE IX.

                REPRESENTATIONS, WARRANTIES AND COVENANTS OF RDC

         9.1. Representations and Warranties. RDC represents and warrants to Tenant that each of the following statements is true and accurate as of the Execution Date:

                  (a) RDC is a validly existing public benefit corporation of the State of Louisiana and has all requisite power and authority to enter into and perform its obligations under this GDA.

                  (b) This GDA and, to the extent such documents presently exist in a form accepted by RDC and Tenant, each document contemplated or required by this GDA to which RDC or the City is a party has been duly authorized by all necessary action on the part of, and has been or will be duly executed and delivered by, RDC or the City, as the case may be.

                                   ARTICLE X.

                                   TERMINATION

         10.1. Termination. Except for the provisions that by their terms survive, this GDA shall terminate on the earlier of (i) the Development Completion Date or (ii) the termination of the Lease, whether by default or otherwise. Any termination of this GDA and the exercise of the rights granted to RDC in this Section 10.1 are subject to the rights granted to the Leasehold Mortgagees in the Lease as set forth in Section 14.1 of this GDA.

         If this GDA is terminated upon termination of the Lease as a result of the occurrence of an Event of Default thereunder, Tenant shall (i) immediately discontinue all further operations on the Work, (ii) promptly quit the Leased Premises, leaving behind all materials, equipment, tools and supplies belonging to Tenant and all Construction Documents shall become the property of RDC and (iii) immediately provide to RDC without charge all plans, specifications, illustrations and models for the Development.

         If this GDA is terminated upon termination of the Lease as a result of the occurrence of an Event of Default by Tenant thereunder, RDC may, unless a new lease is executed pursuant to Section 23.6 of the Lease, have any Work completed or any defective Work repaired or replaced or anything else done to complete any Work in strict accordance with the Construction Documents by such means and in such manner, by contract without public letting, or otherwise, as it may deem advisable, utilizing for such purpose without additional cost to RDC such of Tenant's materials, equipment, tools, and supplies remaining on the Leased Premises, and also the Contractor(s) or any subcontractor as RDC may deem advisable. RDC shall reimburse all parties, including itself, for the expense of such completion and Tenant shall pay the amount of such reimbursement to RDC.

                                   ARTICLE XI.

                        COMPLETION GUARANTEE; SURETY BOND

         11.1. Completion Guarantee; Surety Bond. Concurrent with the delivery by the RDC and City of this GDA to Tenant, Tenant will cause
Harrah's Entertainment, Inc. and Harrah's Operating Company, Inc. (collectively, the "Completion Guarantors") to issue and deliver for the benefit of the RDC and the City with respect to the Development a completion guarantee and in connection therewith, Tenant will cause a surety bond having a rating of not less than an A-status as rated in the most recent edition of the Best Insurance Reports to be issued by a corporate surety company authorized to execute and deliver such surety bond in the State of Louisiana. Such surety bond shall be in an amount not to exceed the remaining Hard Construction Costs of the Improvements as of the date of delivery of such surety bond, which amount shall be subject to the approval of the RDC Project Manager. Such completion guarantee shall be in the form attached hereto as Exhibit "B" and by this reference made a part hereof and such surety bond shall be in the form attached hereto as Exhibit "C" and by this reference

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

made a part hereof. Such completion guarantee when executed and delivered and the Plan Effective Date has occurred supersedes that certain Notes Completion Guarantee dated as of November 16, 1994 by Embassy Suites, a Delaware corporation, and The Promus Companies Incorporated, a Delaware corporation, in favor of First National Bank of Commerce, a national banking association, and RDC and the City as additional named beneficiaries (the "Old Notes Completion Guarantee"), which is of no further force and effect.

                                  ARTICLE XII.

                               EXTENSIONS OF TIME
         12.1. Application for Extension of Time. Any application by Tenant for an adjustment to the Schedules or for any other extension of time, must be in writing, must set forth in detail the reasons and causes of delay, and must be submitted to RDC within fifteen (15) days following the actual discovery of the cause of the delay. Tenant shall use due diligence to discover the occurrence of any delays. To the extent reasonably possible, the notice of the delay must describe the portion of the Design Services, the Development Services or the Work actually delayed, a description of the cause of the delay, and a description of how the cause of the delay affected the progress of the Design Services, the Development Services or the Work. To the extent reasonably possible, Tenant shall provide an estimate of the probable effect of such delay on the Schedules. RDC agrees to notify Tenant, within five (5) days after receipt of Tenant's notice, whether or not RDC concurs with Tenant's assessment of the delay.

         12.2. Force Majeure. An event of "Force Majeure" shall mean the following events or circumstances, but only to the extent they are not caused or fomented by Tenant, the Completion Guarantors or any affiliates of Tenant or either Completion Guarantor and they delay the performance, beyond the reasonable control of Tenant and of the Completion Guarantors, of the Design Services, the Development Services or the Work, the performance of Tenant of its other duties and obligations under this GDA, or the performance by RDC under this GDA:

                  (a) Strikes, lockouts, labor disputes, inability to procure materials (for which there is no suitable substitute or alternative that can be timely obtained on reasonable commercial terms), failure of power;

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

                  (b) Material and adverse changes in Governmental Requirements applicable to the construction of a Component or a Phase of the Development, first effective after the Plan Effective Date and after the submission to and approval by the LGCB of the design thereof, and any material and adverse changes after the Plan Effective Date in any orders (applicable to the Completion Obligations, the Project Area, the Casino Premises or the Development) of any Governmental Authority having jurisdiction over a party, the Project Area, the Casino Premises or the Development (however, not including stop work orders due to a building, safety or other code violation);

                  (c) Acts of God, tornadoes, hurricanes, floods, sinkholes, fires and other casualties, landslides, earthquakes, epidemics, quarantine, pestilence and abnormal inclement weather;

                  (d) Acts of a public enemy, acts of war, terrorism, effects of nuclear radiation, blockades, insurrections, riots, civil disturbances, governmental preemption in connection with a national emergency, or national or international calamity; and

                  (e) Any judgment, directive, ruling or order that is entered by any judicial, regulatory or administrative body which substantially restrains or substantially interferes with Substantial Completion of the Phase I and II Construction.

         12.3.    Force Majeure Delays

                  (a) Tenant shall be entitled to an adjustment of the Schedules for Force Majeure events described in Section 12.2 of this GDA, but only for the number of days due to such causes and only to the extent that such occurrences actually delay the Design Services, the Development Services or the Work. Tenant shall also be entitled to an adjustment in the time for the performance of any other duty or obligation of Tenant under this GDA including, without limitation, Tenant's obligation to cause the Completion of any Phase or Component of the Development by the Completion Date therefor, for Force Majeure events described in Section 12.2 of this GDA, but only for the number of days due to such causes and only to the extent that such occurrences actually delay the performance of such duty or obligation. Tenant agrees to provide RDC notice upon the occurrence of any Force Majeure; provided, however, the failure by Tenant timely to provide such notice shall not affect Tenant's right to any adjustment for Force Majeure, nor the date from which any such adjustment is measured.

                  (b) Delays caused by failure of Tenant, its Contractor(s), Architect(s), Consultants or the subcontractors to furnish in a timely manner approved working or shop drawings, materials, fixtures, equipment, appliances or other fittings or to perform their work in a timely manner shall not constitute a basis of extension of time, except to the extent caused by an event of Force Majeure that would allow an extension of time pursuant to Section 12.3(a) of this GDA.

                  (c) Tenant hereby acknowledges and agrees that any proceeding under any Chapter of the United States Bankruptcy Code, in receivership or any other insolvency proceeding, whether voluntary or involuntary, by or against Tenant and/or HET, HOCI or any completion guarantor under the completion guarantee issued pursuant to Section 11.1 of this GDA or any surety under any bond shall not be considered, nor constitute Force Majeure nor otherwise excuse or suspend Tenant's performance hereunder. Tenant further acknowledges and agrees that (i) any increase in the cost to complete (including equipping) the Casino, whether or not such increase in cost was anticipated and/or contemplated in this GDA or otherwise, (ii) the financial condition or financial inability of Tenant and/or HET, HOCI or any completion guarantor under the completion guarantee issued pursuant to Section 11.1 of this GDA to complete (including equipping) the Casino, (iii) any other adverse financial projections, financial forecasts, financial events or financial conditions, or (iv) any failure to obtain funding or financing, shall not be considered nor constitute Force Majeure nor otherwise excuse or suspend Tenant's performance hereunder.

                  (d) Other than as set forth in, and without waiver of the terms and conditions of, the Lease and this GDA, including, without limitation, the terms and conditions of Section 12 of this GDA or the terms and conditions of the definition of Force Majeure set forth herein, Tenant waives its rights pursuant to Articles 1873-1878 and 3506(15) of the Louisiana Civil Code, and, without limitation, any right to claim excuse from performance or delay of performance due to impossibility of performance, irresistible force or a fortuitous event.

         12.4. Injunction Delays. If the City and Landlord are unable to keep and maintain Tenant's continued and uninterrupted use of the Leased Premises in accordance with the requirements of Section 6.2 of the Lease, then the time periods for performance provided in this GDA shall be tolled for the period of such interruption.

         12.5. RDC Delay. Tenant shall be entitled to an adjustment of the Schedules for an RDC Delay, but only for the number of days of delay due to an RDC Delay and only to the extent that such occurrences actually delay the Design Services, the Development Services or the Work.

         12.6. Approval of Delay. Tenant punctually shall notify RDC of any RDC Delay. Within fifteen (15) days after its receipt of any such written notice from Tenant, RDC shall notify Tenant of its approval or disapproval of such proposed delay, and the reasons for disapproval. If RDC fails to respond within fifteen (15) days, the request for delay will be deemed approved.

                                  ARTICLE XIII.

               NON-DISCRIMINATION; OPEN ACCESS PROGRAM; INSURANCE

         13.1. Non-Discrimination. Tenant agrees that it will not discriminate upon the basis of race, color, creed, religion, national origin, age, disability or sex in the construction of any Component or Phase of the Development and that each solicitation or advertisement for employees, and each contract or agreement with respect thereto to which Tenant is a party shall specifically contain a provision to this effect.

         13.2. Open Access Program. Tenant confirms that it has adopted and shall implement the Open Access Program. Tenant shall comply with the Open Access Program. Tenant will not amend the Open Access Program without RDC's prior written consent. RDC agrees to approve amendments to the Open Access Plans as may be required by the Open Access Program.

         13.3. Insurance. Tenant shall carry the insurance required by the Lease.

                                  ARTICLE XIV.

                                  MISCELLANEOUS
         14.1. Assignment. Tenant may sell, convey, assign, donate, transfer, mortgage or encumber any or all of its right, title or interest and obligations in, to or under this GDA or any part thereof during the term of this GDA only pursuant to the terms of and in conjunction with the Lease. The Lease has granted the Leasehold Mortgagees certain rights with respect to the Development. All such rights shall also extend to this GDA, including without limitation all rights of the Leasehold Mortgagees to receive notices of default, to cure defaults and to succeed to the interest of Tenant.

         14.2. Notices. Notices shall be given in the same manner as set forth in the Lease.

         14.3.    Non-Action on Failure to Observe Provisions of this GDA.
The failure of RDC or Tenant to promptly insist upon strict performance of any term, covenant, condition or provision of this GDA, or any Exhibit hereto, or any other agreement contemplated hereby, shall not be deemed a waiver of any right or remedy that RDC or Tenant may have, and shall not be deemed a waiver of a subsequent default or nonperformance of such term, covenant, condition or provision.

         14.4. Severability. If any provision of this GDA is held invalid, the remainder of this GDA shall not be affected thereby if such remainder would then continue to conform to the requirements of applicable laws and if the remainder of this GDA can substantially be reasonably performed without material hardship, so as to accomplish the intent and the goals of all the parties hereto.

         14.5. Applicable Law and Construction. The laws of the State of Louisiana shall govern the validity, performance and enforcement of this GDA. This GDA has been negotiated by RDC and Tenant, and this GDA, including, without limitation, the Exhibits hereto, shall not be deemed to have been negotiated and prepared by RDC or Tenant, but by both equally.

         14.6.    Submission to Jurisdiction

                  (a) Each party to this GDA hereby submits to the jurisdiction of the State of Louisiana and the courts thereof for the purposes of any suit, action or other proceeding arising out of or relating to this GDA, and hereby agrees not to assert by way of a motion as a defense or otherwise that such action is brought in an inconvenient forum or that the venue of such action is improper or that the subject matter thereof may not be enforced in or by such courts.

                  (b) If at any time during the term of this GDA, Tenant is not a resident of the State of Louisiana or has no officer, director, employee, or agent thereof available for service of process as a resident of the State of Louisiana, or if any permitted assignee thereof shall be a foreign corporation, partnership or other entity or shall have no officer, director employee, or agent available for service of process in the State of Louisiana, Tenant or its assignee hereby designates the Secretary of State, State of Louisiana, its agent for the service of process in any court action between it and RDC or arising out of or relating to this GDA and such service shall be made as provided by the laws of the State of Louisiana for service upon a non-resident; provided, however, that at the time of service on the Secretary of State, copy of such service shall be delivered to Tenant in the manner provided in Section 14.2 of this GDA.

         14.7. Estoppel Certificates. Tenant and RDC shall at any time and from time to time, upon not less than ten (10) days prior notice by the other party, execute, acknowledge and deliver to the other a statement in recordable form certifying that this GDA has not been modified and is in full force and effect (or if there have been modifications that the said GDA as modified is in full force and effect and setting forth a notation of such modifications), with the dates to which any charges have been paid in advance, if any, and that to the knowledge of such party, neither it nor the other party is then in default hereof (or if the other party is then in default hereof, stating the nature and details of such default) it being intended that any such statement delivered pursuant to this Section 14.7 may be relied upon by any prospective purchaser, mortgagee, assignee of any mortgage or assignee of the respective interest in the Development, if any, of either party made in accordance with the provisions of this GDA.

         14.8. Complete Agreement. This GDA, and all the documents and agreements described or referred to herein, including without limitation the Exhibits, and the Lease and exhibits thereto, constitute the full and complete agreement between the parties hereto with respect to the subject matter hereof, and supersedes and controls in its entirety over any and all prior agreements, understandings, representations and statements whether written or oral, by each of the Partners of Tenant. This GDA supersedes and controls over that certain General Development Agreement dated April 27, 1993 and the Initial GDA. This GDA cannot be changed except by written amendment signed by all parties to this GDA.

         14.9. Holidays. It is hereby agreed and declared that whenever a notice or performance under the terms of this GDA is to be made or given on a day other than a Business Day, it shall be postponed to the next following Business Day.

         14.10. Exhibits. Each Exhibit referred to and attached to this GDA is an essential part of this GDA.

         14.11. No Brokers. RDC and Tenant hereby represent, agree and acknowledge that no real estate broker or other person is entitled to claim or to be paid a commission as a result of the execution and delivery of this GDA.

         14.12. Independent Contractors. During the term of this GDA, no Contractor or subcontractor of Tenant individually or collectively shall be deemed an agent or contractor of RDC. Nothing contained in this GDA shall be construed or deemed to name, designate, or cause (either directly or implicitly) Tenant, or any Contractor(s) to be an agent of or in partnership with RDC or the City. Tenant and its Contractor(s) are independent contractors under this GDA. Personnel services provided by Tenant and the Contractor(s) shall be by employees of Tenant and the Contractor(s) and subject to the supervision by Tenant and the Contractor(s), and not as officers, employees or agents of RDC. Personnel policies, tax responsibilities, social security and health insurance, employee benefits, purchasing policies and other similar administrative procedures applicable to services rendered under this GDA shall be those of Tenant and the Contractor(s).

         14.13. Governmental Authorities. Notwithstanding any other provisions of this GDA, any required permitting, licensing or other regulatory approvals by any Governmental Authorities shall be subject to and undertaken in accordance with the established procedures and requirements of such authority, as may be applicable, with respect to similar projects and in no event shall the Governmental Authority by virtue of any provision of this GDA be obligated to take any actions concerning regulatory approvals except through its established processes.

         14.14. Technical Amendments. In the event that there are minor inaccuracies contained herein or any Exhibit attached hereto or any other agreement contemplated hereby, or the parties agree that changes are required due to unforeseen events or circumstances, or technical matters arising during the term of this GDA, which changes do not alter the substance of this GDA, the respective presiding officers of RDC, and the officers of Tenant, are authorized to approve such changes, and are authorized to execute any required instruments, to make and incorporate such amendment or change to this GDA or any Exhibit attached hereto or any other agreement contemplated hereby.

         14.15. Unlawful Provisions Deemed Stricken. If this GDA contains any unlawful provisions not an essential part of this GDA and which shall not appear to have a controlling or material inducement to the making thereof, such provisions shall be deemed of no effect and shall be deemed stricken from this GDA without affecting the binding force of the remainder. In the event any provision of this GDA is capable of more than one interpretation, one which would render the provision invalid and one which would render the provision valid, the provision shall be interpreted so as to render it valid.

         14.16. No Liability for Approvals and Inspections. Except as may be otherwise expressly provided herein, no approval to be made by RDC under this GDA or any inspection of the Work or the Development by RDC under this GDA, shall render RDC liable for failure to discover any defects or non-conformance with this GDA, or a violation of or noncompliance with any federal, state or local statute, regulation, ordinance or code.

         14.17. Consents or Approval. Any consent or approval required by either party shall not be unreasonably withheld or delayed.

         14.18.   Intervention by City

                  (a) The City intervenes in this GDA for the purpose of confirming each of its undertakings in this GDA and to confirm and consent to RDC's agreements, representations, and warranties contained in this GDA and further to agree that in the event of a default by RDC to the City under the City Lease, this GDA shall not be affected and the City will succeed to RDC's rights and obligations to Tenant under this GDA.

                  (b) Without limiting the generality of the foregoing, the City covenants and agrees that if the City Lease is terminated for any reason before the termination of this GDA, then the termination of the City Lease shall not result in a termination of this GDA, partial or otherwise, and that this GDA shall continue for the remainder or its intended duration as a direct agreement between the City and Tenant, with the same force and effect as if the City had originally entered into this GDA in lieu of RDC. The provisions of this section shall be self-operative and shall occur automatically upon the termination of the City Lease as aforesaid. Without limiting the preceding sentence, the City hereby agrees to execute, acknowledge and deliver any documents reasonably requested by Tenant or any Leasehold Mortgagee in order to further evidence or perfect the provisions of this section.

                  (c) If the provisions of Section 32.4(c) of the Lease become operative and the City is obligated either (i) to enter into a lease with a public benefit corporation or other board or entity under the control of the City (a "Controlled Entity"), with respect to the Development, on the same terms and conditions as contained in the City Lease, or (b) to transfer the Development, subject to the Lease, to a Controlled Entity, then in either event the City shall thereafter cause the Controlled Entity to enter into an agreement with Tenant on the same terms and conditions as contained herein.

         14.19. Effectiveness. This GDA shall be effective immediately upon execution and delivery by the parties hereto and the occurrence of the Plan Effective Date.

         14.20. Disclaimer of Representations and Prohibited Reliance. Tenant acknowledges that the RDC and the City have made no representation that the contemplated work can be constructed within the required time periods of within proposed budgets or that the financing described in Section 5.1 hereof and other sources of funding will be sufficient to Complete the construction of the Work as required or that the Architects, Consultants or Contractors engaged by Tenant are sufficiently skilled to accomplish the construction or work on time, within budget or as required by this GDA. Neither Tenant nor any other Person, including a Leasehold Mortgagee, may rely on any approval given by the RDC or the City or its representatives in connection with the exercising of the RDC's construction approval rights.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have set their hands and had their seals affixed on the dates set forth after their respective signatures.

Witnesses:                                   RDC:

                                             RIVERGATE DEVELOPMENT CORPORATION

/s/ Gwendolyn M. Johnson
---------------------------------------
                                             By:  /s/ Helen S. Kohlman
                                                -------------------------------
/s/ Yolanda Johnson                          Vice-President
---------------------------------------
Yolanda Johnson

                                             INTERVENOR:

                                             CITY OF NEW ORLEANS

---------------------------------------
                                             By:
                                                 ------------------------------
                                                      Marc H. Morial, Mayor
---------------------------------------

                                             TENANT:

                                             JAZZ CASINO COMPANY, L.L.C.


                                             By:
                                                -------------------------------
                                             Name:
---------------------------------------           -----------------------------
                                             Title:
---------------------------------------           -----------------------------

         IN WITNESS WHEREOF, the parties hereto have set their hands and had their seals affixed on the dates set forth after their respective signatures.

Witnesses:                                   RDC:

                                             RIVERGATE DEVELOPMENT CORPORATION

---------------------------------------
                                              By:
                                              President
---------------------------------------


                                             INTERVENOR:

                                             CITY OF NEW ORLEANS

/s/ Gwendolyn M. Johnson                     ILLEGIBLE
---------------------------------------
                                             By: /s/ Marc H. Morial
                                                 ------------------------------
/s/ Yolanda Johnson                              Marc H. Morial, Mayor
---------------------------------------

                                             TENANT:

                                             JAZZ CASINO COMPANY, L.L.C.


---------------------------------------      By:
                                                -------------------------------
                                             Name:
---------------------------------------           -----------------------------
                                             Title:
---------------------------------------           -----------------------------

         IN WITNESS WHEREOF, the parties hereto have set their hands and had their seals affixed on the dates set forth after their respective signatures.

Witnesses:                                   RDC:

                                             RIVERGATE DEVELOPMENT CORPORATION

---------------------------------------
                                             By:
                                             President
---------------------------------------


                                             INTERVENOR:

                                             CITY OF NEW ORLEANS


---------------------------------------
                                             By:
                                                 ------------------------------
                                                      Marc H. Morial, Mayor
--------------------------------------

                                             TENANT:

                                             JAZZ CASINO COMPANY, L.L.C.
/s/ S. Jay Novatney
---------------------------------------
S. Jay Novatney                              By: /s/ Frederick W. Burford
                                                -------------------------------
                                             Name: /s/ Frederick W. Burford
                                                  -----------------------------
ILLEGIBLE                                    Title:         President
---------------------------------------           -----------------------------

                           A C K N O W L E D G M E N T

STATE OF LOUISIANA

PARISH OF ORLEANS

         BE IT KNOWN, that on this 29th day of October, 1998,

         BEFORE ME, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid,

         PERSONALLY CAME AND APPEARED:

                  Helen S. Kohlman, appearing in her capacity as the Vice-President of RIVERGATE DEVELOPMENT CORPORATION,

to me personally known to be the identical person whose name is subscribed to the foregoing instrument; who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that she executed the same on behalf of said corporation with full authority and that the said instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:



/s/ Gwendolyn M. Johnson                   /s/ Helen S. Kohlman
---------------------------------         ------------------------------
                                          Helen S. Kohlman

/s/ Yolanda Johnson
---------------------------------


                                   ILLEGIBLE
                         -----------------------------
                                  NOTARY PUBLIC

                           A C K N O W L E D G M E N T

STATE OF LOUISIANA

PARISH OF ORLEANS

         BE IT KNOWN, that on this 29th day of October, 1998,

         BEFORE ME, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid,

         PERSONALLY CAME AND APPEARED:

                  Marc H. Morial, appearing in his capacity as the Mayor of THE CITY OF NEW ORLEANS,

to me personally known to be the identical person whose name is subscribed to the foregoing instrument; who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said city with full authority and that the said instrument is the free act and deed of the said city and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:



/s/ Gwendolyn M. Johnson                  /s/ Marc H. Morial
---------------------------------         ------------------------------
                                          Marc H. Morial

/s/ Yolanda Johnson
---------------------------------


                                   ILLEGIBLE
                          -----------------------------
                                  NOTARY PUBLIC

                           A C K N O W L E D G M E N T

STATE OF LOUISIANA

PARISH OF ORLEANS

         BE IT KNOWN, that on this 28th day of October, 1998,

         BEFORE ME, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid,

         PERSONALLY CAME AND APPEARED:


                  Fred W. Burford, appearing in his capacity as the President of JAZZ CASINO COMPANY, L.L.C.

to me personally known to be the identical person whose name is subscribed to the foregoing instrument; who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said limited liability company with full authority and that the said instrument is the free act and deed of the said limited liability company and was executed for the uses, purposes and benefits therein expressed.

WITNESSES:



/s/ S. Jay Novatney                       /s/ Fred W. Burford
---------------------------------         ------------------------------
S. Jay Novatney                           Fred W. Burford

ILLEGIBLE
---------------------------------


                              Daniel E. Davillier
                         -----------------------------
                                 NOTARY PUBLIC



                                  [NOTARY SEAL]

                                    EXHIBIT A


                           NEW TRAFFIC SIGNAL SYSTEMS
                                       AND
                      THE MODIFICATION OF EXISTING SYSTEMS
                         INCLUDING INTERSECTION STRIPING


LOCATION                                             IMPROVEMENTS

Canal Street/Convention Center Boulevard             Modification

Poydras Street/Convention Center                          New
Boulevard

Canal Street/Tchoupitoulas Street                    Modification

Poydras Street/Tchoupitoulas Street                  Modification

Poydras Street/South Peters Street                   Modification

Convention Center Boulevard/Garage                        New
Entrance between Girod and Lafayette
Streets

                                    EXHIBIT B

                          [insert Completion Guarantee]

                                    EXHIBIT C

                              [insert Surety Bond]

                                    EXHIBIT D

                           [insert Construction Bonds]





                                       D-1